OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-08716

Evergreen Variable Annuity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street

Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for three of its series, Evergreen VA Core Bond Fund, Evergreen VA Diversified Income Builder Fund and Evergreen VA High Income Fund, for the year ended December 31, 2008. These series have December 31 fiscal year end.

Date of reporting period:     December 31, 2008

Item 1 – Reports to Stockholders.

Evergreen VA Core Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Core Bond Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

1

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Managers:

Robert A. Calhoun, CFA; Parham M. Behrooz, CFA; Todd C. Kuimjian, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 7/31/2002

Class inception date	Class 1 7/31/2002	Class 2 7/31/2002

Average annual return

1-year	-19.36%	-19.59%

5-year	-1.21%	-1.45%

Since portfolio inception	0.33%	0.08%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Core Bond Fund Class 1 shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI) and the Consumer Price Index (CPI).

The BCABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -19.36% for the twelve-month period ended December 31, 2008. During the same period, the BCABI returned 5.24%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

Investment process

There is no doubt that during the first quarter of 2008 the U.S. economy slowed significantly from the prior year’s pace. The Federal Reserve’s Beige Book report showed broad-based weakness across the country, as the housing sector weighed on consumer activity. New and existing home sales were near 16-year lows and home prices nationwide declined more than 10% year-over-year, with even more weakness in some regions. After remaining strong throughout most of 2007, the labor market began to feel the effects of slower growth. Payrolls declined in each of the first three months of 2008, and the unemployment rate rose to 5.1%. Business spending, which had been helping to offset some of the decline in consumer spending, also appeared to be slowing. Inflation concerns remained high early in the quarter but began to recede slightly as the quarter wore on. While economic concerns continued to mount in the second quarter, the biggest worry for consumers was the rise in energy prices to record levels. As prices at the pump exceeded $4 a gallon in many parts of the country, the markets became increasingly concerned about inflation and the consumer’s ability to absorb these higher costs. Interest rates rose over the second quarter, and the yield curve flattened in response to these rising inflation expectations and the market’s belief that the Federal Reserve Board (the “Fed”) would have to raise interest rates before the end of the year.

Coming into the third quarter, concerns about the financial health of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) roiled the market, and the aftershocks rippled through the financial sector. By the end of the quarter, the government had interceded no less than eight times to shore up troubled financial institutions or to assist in mergers. Congress passed major legislation allowing the Treasury to purchase troubled mortgage assets in an effort to unfreeze the credit markets, and the Fed, along with Central Banks around the globe, continued to provide huge amounts of liquidity to the market. Despite these efforts, the credit markets remained frozen, short-term lending rates surged and investors shunned risky assets. During the third quarter, the credit crisis began to affect the overall economy. As a result, consumers were faced with challenges from weakness in the housing sector, a slowing labor market, and a hit to asset values in their pension and 401(k) plans.

By the fourth quarter it became apparent that economic growth would experience a significant contraction. The National Bureau of Economic Research, the official arbiter on recessions, announced that the U.S. economy has been in a recession since December of 2007. Housing prices had declined 15% year-over-year, and housing inventories continued to expand. Payrolls began to contract, and the unemployment rate rose to

6

PORTFOLIO MANAGER COMMENTARY continued

6.1% and is likely to continue to rise. For most of 2008, economic growth had been supported by government spending and rising exports; but as those factors fade, we could see a contraction in Gross Domestic Product. The decline in commodity prices, particularly energy, has been the one bright spot for consumers. Despite massive amounts of stimulus provided by lower interest rates, and a multitude of Fed and Treasury programs, investors remained highly risk-averse, and selling pressures continued to weigh on all financial assets, except U.S. Treasuries.

Detractors from performance

Performance in the fund was hurt by three primary factors: an overweight to commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and corporate bonds. Early in the year, the CMBS sector experienced significant underperformance, as it was unfairly tainted by the residential mortgage market. We maintained an overweight throughout the quarter because of the solid underlying fundamentals of the sector and the belief that investors would recognize the value in this high-quality sector. Despite the considerable weakness at the end of the second quarter, the CMBS sector outperformed similar duration Treasuries, and the portfolio’s overweight added to returns. As the market crisis continued throughout the fall, however, the CMBS sector experienced record underperformance relative to Treasuries and other sectors of the market. The sector experienced some recovery in December 2008, but still remained the worst performing sector in the BCABI for the year. While the sector was a major contributor to the fund’s underperformance, we still believe that this sector is trading well below its fundamental value, particularly at the top of the capital structure in AAA “super senior” bonds.

Prices in the RMBS sector began to fall in the latter part of 2007 and that continued into 2008. As prices in RMBS got to record low levels, the fund added exposure and maintained an overweight throughout the year. The sector underperformed for most of the year, hurt by continued declines in the housing market, uncertainty around ratings actions and liquidations from a variety of sources. Much like the CMBS sector, we believe that over time the pricing on these bonds is likely to improve to more closely reflect the value of the underlying cash-flows.

The fund moved to an overweight to the corporate sector in 2008 following the significant widening in spreads. The corporate sector appeared to stabilize a bit in the early part of the second quarter, but as concerns about the solvency of Fannie Mae and Freddie Mac grew the market experienced another flight-to-quality trade that left corporate spreads significantly wider. Liquidity in the market deteriorated in the third quarter as several financial institutions faltered and Lehman Brothers filed bankruptcy. Corporate spreads were pushed significantly wider than the record levels reached in the prior credit crisis. The sector saw some improvement toward the end of the year, but for the full year, corporates experienced their worst year ever. The fund’s overweight to the sector held back returns.

7

PORTFOLIO MANAGER COMMENTARY continued

Contributors to performance

Concerns about Fannie Mae and Freddie Mac took center stage early in the third quarter, as investors became increasingly concerned about the capitalization of these government-sponsored enterprises and their ability to cover rising losses on their loan portfolios. These concerns led to widening spreads on agency debentures. While spreads recovered a bit in early September, the agency debenture sector underperformed for the quarter. We held Fannie Mae Delegated Underwriting and Servicing bonds, or DUS bonds, which offer underlying collateral in addition to the agency guarantee. The portfolio’s underweight in agency debt in favor of DUS bonds was a modest positive for the third quarter. In the fourth quarter, the portfolio also benefited from an underweight to the government-related sector and the use of DUS securities in place of owning agency debentures.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$842.27	$3.24
Class 2	$1,000.00	$841.62	$4.35
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.62	$3.56
Class 2	$1,000.00	$1,020.41	$4.77

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.70% for Class 1 and 0.94% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.97	$9.99	$10.05	$10.17	$10.15

Income from investment operations
Net investment income (loss)	0.50	0.49	0.46 [1]	0.40 [1]	0.37
Net realized and unrealized gains or losses on investments	(2.44)	0.01	(0.04)	(0.16)	0.05

Total from investment operations	(1.94)	0.50	0.42	0.24	0.42

Distributions to shareholders from
Net investment income	(0.14)	(0.52)	(0.48)	(0.36)	(0.35)
Net realized gains	0	0	0	0 [2]	(0.05)
Tax basis return of capital	(0.04)[1]	0	0	0	0

Total distributions to shareholders	(0.18)	(0.52)	(0.48)	(0.36)	(0.40)

Net asset value, end of period	$7.85	$9.97	$9.99	$10.05	$10.17

Total return[3]	(19.36)%	5.08%	4.21%	2.40%	4.08%

Ratios and supplemental data
Net assets, end of period (thousands)	$82	$104	$104	$129	$1,017
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.64%	0.57%	0.53%	0.56%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	0.64%	0.57%	0.53%	0.56%	0.57%
Net investment income (loss)	5.38%	4.86%	4.56%	3.90%	3.59%
Portfolio turnover rate	142%	228%	152%	197%	193%

1	Per share amounts are based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$10.00	$10.00	$10.05	$10.17	$10.16

Income from investment operations
Net investment income (loss)	0.47 [1]	0.48	0.44 [1]	0.38 [1]	0.35 [1]
Net realized and unrealized gains or losses on investments	(2.43)	0	(0.04)	(0.16)	0.03

Total from investment operations	(1.96)	0.48	0.40	0.22	0.38

Distributions to shareholders from
Net investment income	(0.12)	(0.48)	(0.45)	(0.34)	(0.32)
Net realized gains	0	0	0	0 [2]	(0.05)
Tax basis return of capital	(0.04)[1]	0	0	0	0

Total distributions to shareholders	(0.16)	(0.48)	(0.45)	(0.34)	(0.37)

Net asset value, end of period	$7.88	$10.00	$10.00	$10.05	$10.17

Total return[3]	(19.59)%	4.89%	3.96%	2.17%	3.76%

Ratios and supplemental data
Net assets, end of period (thousands)	$30,175	$49,576	$50,869	$46,680	$29,949
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.82%	0.78%	0.82%	0.81%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.82%	0.78%	0.82%	0.81%
Net investment income (loss)	5.11%	4.61%	4.33%	3.74%	3.35%
Portfolio turnover rate	142%	228%	152%	197%	193%

1	Per share amounts are based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.9%
FIXED-RATE 9.7%
FNMA:
4.43%, 08/01/2009	$296,314	$296,230
4.59%, 06/01/2011	344,405	349,787
5.92%, 02/01/2012	291,550	304,823
6.01%, 02/01/2012	312,799	327,253
6.20%, 01/01/2011-05/01/2011	684,135	713,022
6.32%, 01/01/2011 ¶	912,234	946,237

		2,937,352

FLOATING-RATE 0.2%
FNMA, 6.10%, 01/01/2009	67,950	67,813

Total Agency Commercial Mortgage-Backed Securities (cost $3,059,689)		3,005,165

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.4%
FIXED-RATE 3.4%
FHLMC, Ser. 2780, Class TH, 5.00%, 09/15/2029	230,000	235,357
FNMA:
Ser. 2002-05, Class PJ, 6.00%, 10/25/2021	263,546	273,992
Ser. 2003-092, Class KH, 5.00%, 03/25/2032	510,000	521,566

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $994,117)		1,030,915

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 19.8%
FIXED-RATE 17.7%
FHLMC:
5.00%, 03/01/2038-12/01/2038	2,000,000	2,046,335
5.50%, 11/01/2037-06/01/2038	844,999	866,039
FHLMC 30 year, 5.50%, TBA #	145,000	148,421
FNMA:
4.50%, 04/01/2019	189,818	194,826
5.00%, 10/01/2020	178,295	183,528
FNMA 15 year:
4.50%, TBA #	905,000	925,080
5.00%, TBA #	445,000	456,751
5.50%, TBA #	525,000	540,668

		5,361,648

FLOATING-RATE 2.1%
FNMA:
5.44%, 01/01/2036	352,873	353,104
5.50%, 03/01/2036	259,328	265,375

		618,479

Total Agency Mortgage-Backed Pass Through Securities (cost $5,809,379)		5,980,127

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 1.9%
FIXED-RATE 1.9%
FNMA, Ser. 2003-W12, Class 1A8, 4.55%, 06/25/2043 (cost $538,121)	$569,441	$567,745

ASSET-BACKED SECURITIES 2.2%
Deutsche Alt-A Securities, Inc., Mtge. Loan Trust, Ser. 2005-03, Class 4A5, 5.25%, 06/25/2035	290,000	175,294
Deutsche Alt-A Securities, NIM, Ser. 2007-0A1, Class N1, 6.50%, 02/25/2047 144A ☐	8,324	166
Lehman XS Trust:
Ser. 2005-06, Class 3A2B, 5.42%, 11/25/2035	415,000	192,525
Ser. 2005-06, Class 3A3A, 5.76%, 11/25/2035	145,000	50,055
Morgan Stanley Mtge. Loan Trust, Ser. 2006-12XS, Class A3, 5.80%, 10/25/2036	260,000	142,235
Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class A2, 5.52%, 02/25/2036	235,000	101,405

Total Asset-Backed Securities (cost $1,347,331)		661,680

COMMERCIAL MORTGAGE-BACKED SECURITIES 15.4%
FIXED-RATE 9.5%
American Home Mtge. Investment Trust, Ser. 2005-2, Class 5A4C, 5.41%, 09/25/2035	260,000	115,171
Banc of America Comml. Mtge. Securities, Inc., Ser. 2006-04, Class AM, 5.68%, 07/10/2046	490,000	246,654
Commercial Mtge. Pass-Through Cert.:
Ser. 2004-LB4, Class A2, 4.05%, 10/15/2037	457,127	445,504
Ser. 2007-C9, Class B, 5.82%, 12/10/2049	235,000	43,317
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2006-C4, Class A3, 5.47%, 09/15/2039	495,000	365,754
GE Capital Comml. Mtge. Corp., Ser. 2007-C1:
Class A4, 5.54%, 12/10/2049	510,000	367,669
Class C, 5.70%, 12/10/2049	350,000	63,686
Goldman Sachs Mtge. Securities Corp., Ser. 2007-GG10, Class A2, 5.78%, 08/10/2045	320,000	244,183
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2006-LDP9, Class A3, 5.34%, 05/15/2047	575,000	433,096
Ser. 2007-CB18, Class A4, 5.44%, 06/12/2047	350,000	253,636
LB-UBS Comml. Mtge. Trust, Ser. 2004-C1, Class A4, 4.57%, 01/15/2031	360,000	304,744

		2,883,414

FLOATING-RATE 5.9%
Citigroup Comml. Mtge. Trust, Ser. 2006-C4, Class AJ, 5.72%, 03/15/2049	80,000	25,009
Credit Suisse Mtge. Capital Cert., Ser. 2006-C1, Class AM, 5.55%, 02/15/2039	490,000	255,007
Goldman Sachs Mtge. Securities Corp., Ser. 2007-GG10, Class A4, 5.80%, 08/10/2045	885,000	645,031
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class B, 6.10%, 12/10/2049	195,000	36,961

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE continued
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2007-CB19, Class A4, 5.75%, 02/12/2049	$705,000	$520,201
Morgan Stanley Capital I, Inc., Ser. 2007-IQ15, Class A4, 5.88%, 06/11/2049	380,000	282,743

		1,764,952

Total Commercial Mortgage-Backed Securities (cost $6,901,634)		4,648,366

CORPORATE BONDS 25.4%
CONSUMER DISCRETIONARY 4.9%
Hotels, Restaurants & Leisure 0.3%
McDonald’s Corp., 6.30%, 10/15/2037	90,000	99,151

Media 1.8%
News America, Inc., 6.65%, 11/15/2037	275,000	273,050
Time Warner, Inc., 7.625%, 04/15/2031	275,000	270,987

		544,037

Multiline Retail 1.5%
Kohl’s Corp., 6.875%, 12/15/2037	125,000	89,081
Macy’s, Inc.:
6.375%, 03/15/2037	250,000	141,087
7.45%, 09/15/2011	150,000	117,907
Target Corp., 6.50%, 10/15/2037	100,000	86,121

		434,196

Specialty Retail 1.3%
Home Depot, Inc., 5.875%, 12/16/2036	250,000	196,611
Lowe’s Cos., 6.65%, 09/15/2037	200,000	191,243

		387,854

CONSUMER STAPLES 1.3%
Food Products 0.9%
General Mills, Inc., 6.00%, 02/15/2012	275,000	285,478

Tobacco 0.4%
Altria Group, Inc., 9.95%, 11/10/2038	100,000	109,157

ENERGY 0.6%
Oil, Gas & Consumable Fuels 0.6%
Kinder Morgan Energy Partners, LP, 7.40%, 03/15/2031	225,000	193,392

FINANCIALS 13.7%
Capital Markets 4.9%
Goldman Sachs Group, Inc.:
5.30%, 02/14/2012	250,000	236,127
6.75%, 10/01/2037	250,000	203,530
Merrill Lynch & Co., Inc.:
6.05%, 08/15/2012	300,000	296,210
7.75%, 05/14/2038	100,000	110,506

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Capital Markets continued
Morgan Stanley:
5.625%, 01/09/2012	$275,000	$260,961
5.95%, 12/28/2017	225,000	187,053
Northern Trust Corp., 7.10%, 08/01/2009	200,000	202,640

		1,497,027

Commercial Banks 2.6%
Fifth Third Bancorp, 6.25%, 05/01/2013	225,000	208,880
National City Corp., 4.50%, 03/15/2010	300,000	288,929
SunTrust Banks, Inc., 5.25%, 11/05/2012	300,000	294,159

		791,968

Consumer Finance 1.8%
American Water Capital Corp., 6.09%, 10/15/2017	125,000	109,057
HSBC Finance Corp.:
4.625%, 09/15/2010	150,000	148,129
5.70%, 06/01/2011	150,000	146,359
Sprint Capital Corp., 6.875%, 11/15/2028	225,000	134,147

		537,692

Diversified Financial Services 1.3%
Bank of America Corp., 5.30%, 03/15/2017	50,000	47,554
Citigroup, Inc., 5.50%, 08/27/2012	150,000	145,726
JPMorgan Chase & Co., 6.40%, 05/15/2038	175,000	207,765

		401,045

Insurance 2.3%
American International Group, Inc.:
4.70%, 10/01/2010	275,000	243,053
5.625%, 08/17/2011	400,000	184,226
Prudential Financial, Inc., 6.10%, 06/15/2017	325,000	266,921

		694,200

Real Estate Investment Trusts (REITs) 0.8%
BRE Properties, Inc., 5.50%, 03/15/2017	175,000	89,264
ERP Operating, LP, 5.75%, 06/15/2017	200,000	138,259

		227,523

HEALTH CARE 1.5%
Biotechnology 0.8%
Amgen, Inc., 6.375%, 06/01/2037	225,000	242,728

Health Care Providers & Services 0.7%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	225,000	198,573

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 0.9%
Road & Rail 0.9%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	$275,000	$279,693

INFORMATION TECHNOLOGY 0.4%
Computers & Peripherals 0.4%
International Business Machines Corp., 8.00%, 10/15/2038	100,000	133,572

TELECOMMUNICATION SERVICES 1.4%
Diversified Telecommunication Services 0.4%
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	125,000	111,424

Wireless Telecommunication Services 1.0%
AT&T Wireless, 8.125%, 05/01/2012	300,000	321,945

UTILITIES 0.7%
Electric Utilities 0.2%
Carolina Power & Light Co., 6.50%, 07/15/2012	50,000	49,272

Water Utilities 0.5%
American Water Works Co., Inc., 6.59%, 10/15/2037	200,000	153,097

Total Corporate Bonds (cost $8,694,174)		7,693,024

DEPOSITORY SHARES 1.9%
FINANCIALS 1.9%
Commercial Banks 0.5%
Wells Fargo Capital XIII, FRN, 7.70%, 12/29/2049 °	175,000	144,552

Diversified Financial Services 1.4%
Bank of America Corp., FRN, 8.00%, 12/29/2049	200,000	144,064
Citigroup, Inc., FRN, 8.40%, 04/29/2049	225,000	148,846
JPMorgan Chase & Co., FRN, 7.90%, 12/31/2049	175,000	145,955

		438,865

Total Depository Shares (cost $776,746)		583,417

U.S. TREASURY OBLIGATIONS 2.7%
U.S. Treasury Bonds:
3.75%, 11/15/2018	620,000	702,053
6.00%, 02/15/2026	80,000	111,675

Total U.S. Treasury Obligations (cost $721,387)		813,728

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 2.2%
FLOATING-RATE 2.2%
Banc of America Mtge. Securities, Inc., Ser. 2005-E, Class 2A6, 4.71%, 02/25/2035	580,000	355,113
Washington Mutual, Inc., Ser. 2005-AR10, Class 1A2, 4.83%, 09/25/2035	525,000	314,951

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $1,056,308)		670,064

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 9.1%
FIXED-RATE 3.3%
Countrywide Home Loans, Ser. 2005-HYB6, Class 4A1B, 5.37%, 10/20/2035	$312,295	$174,708
GSAA Home Equity Trust, Ser. 2007-10, Class A1A, 6.00%, 11/25/2037	210,073	111,604
Washington Mutual, Inc. Mtge. Pass-Through Cert.:
Ser. 2006-AR12, Class 2A3, 5.75%, 10/25/2036	272,629	154,536
Ser. 2007-HY5, Class 2A2, 5.34%, 06/25/2037	523,411	296,525
Ser. 2007-HY7, Class 3A2, 5.90%, 07/25/2037	474,871	250,597

		987,970

FLOATING-RATE 5.8%
American Home Mtge. Assets, Ser. 2006-2, Class 1A1, 3.22%, 09/25/2046	270,719	116,319
Banc of America Mtge. Securities, Inc., Ser. 2006-F, Class 1A1, 5.18%, 07/20/2036	407,979	275,761
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-8, Class 1A2A, 5.03%, 10/25/2035	427,484	262,468
Countrywide Alternative Loan Trust, Inc., Ser. 2007-A2, Class 1A1, 3.10%, 03/25/2047	479,360	174,112
IndyMac INDX Mtge. Loan Trust, Ser. 2006-AR11, Class 3A1, 5.73%, 06/25/2036	349,969	161,139
Residential Funding Mtge. Securities, Ser. 2006-SA2, Class 2A1, 5.84%, 08/25/2036	363,647	183,016
Structured Adjustable Rate Mtge. Loan Trust, Ser. 2007-3, Class 3A1, 5.71%, 04/25/2037	381,780	198,856
Washington Mutual, Inc. Mtge. Pass-Through Cert.:
Ser. 2006-AR02, Class A1A, 3.20%, 04/25/2046	68,999	29,750
Ser. 2007-HY6, Class 2A1, 5.69%, 06/25/2037	480,894	252,022
Ser. 2007-OA5, Class 1A1B, 3.01%, 06/25/2047	407,045	115,678

		1,769,121

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $5,215,699)		2,757,091

YANKEE OBLIGATIONS – CORPORATE 3.2%
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Encana Corp., 6.50%, 02/01/2038	75,000	60,519

FINANCIALS 0.5%
Commercial Banks 0.5%
Credit Suisse New York, 6.00%, 02/15/2018	175,000	160,980

HEALTH CARE 0.6%
Health Care Equipment & Supplies 0.3%
Covidien, Ltd., 6.55%, 10/15/2037	100,000	101,789

Pharmaceuticals 0.3%
AstraZeneca plc, 6.45%, 09/15/2037	70,000	79,846

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
MATERIALS 1.1%
Metals & Mining 1.1%
Alcan, Inc., 6.125%, 12/15/2033	$245,000	$150,058
ArcelorMittal SA, 5.375%, 06/01/2013	250,000	188,709

		338,767

TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunication Services 0.8%
Vodafone Group plc, 5.625%, 02/27/2017	250,000	235,939

Total Yankee Obligations – Corporate (cost $1,157,994)		977,840

	Shares	Value

CLOSED END MUTUAL FUND SHARES 2.5%
First Trust/FIDAC Mtge. Income Fund	5,450	90,252
MFS Charter Income Trust	13,400	98,356
MFS Intermediate Income Trust	7,200	45,000
MFS Multimarket Income Trust	18,400	88,504
Putnam Master Intermediate Income Trust	9,277	37,572
Putnam Premier Income Trust	21,390	82,779
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund	13,400	144,720
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2	16,725	175,445

Total Closed End Mutual Fund Shares (cost $878,422)		762,628

SHORT-TERM INVESTMENTS 8.4%
MUTUAL FUND SHARES 8.4%
Evergreen Institutional Money Market Fund, Class I, 1.53% q ø ## (cost $2,535,499)	2,535,499	2,535,499

Total Investments (cost $39,686,500) 108.0%		32,687,289
Other Assets and Liabilities (8.0%)		(2,431,270)

Net Assets 100.0%		$30,256,019

¶	All or a portion of this security has been segregated as collateral for swaps.
#	When-issued or delayed delivery security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
°

Investment in non-controlled affiliate. At December 31, 2008, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $175,000 and earned $3,369 of income for the period from October 3, 2008 to December 31, 2008 which is included in income from affiliates.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

December 31, 2008

Summary of Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
NIM	Net Interest Margin
TBA	To Be Announced

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2008 (unaudited)*:

AAA	62.3%
AA	3.1%
A	20.2%
BBB	11.2%
BB	1.7%
B	1.5%

100.0%

The following table shows the percent of total investments based on effective maturity as of December 31, 2008 (unaudited)*:

Less than 1 year	4.2%
1 to 3 year(s)	28.5%
3 to 5 years	19.0%
5 to 10 years	33.4%
10 to 20 years	4.0%
20 to 30 years	10.9%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $36,976,001)	$30,007,238
Investments in affiliates, at value (cost $2,710,499)	2,680,051

Total investments	32,687,289
Receivable for securities sold	345,532
Interest receivable	291,433
Unrealized gains on total return swap transactions	135,932

Total assets	33,460,186

Liabilities
Payable for securities purchased	2,667,478
Payable for Fund shares redeemed	47,221
Unrealized losses on credit default swap transactions	431,837
Premiums received on credit default swap transactions	43,346
Advisory fee payable	529
Distribution Plan expenses payable	412
Due to other related parties	170
Accrued expenses and other liabilities	13,174

Total liabilities	3,204,167

Net assets	$30,256,019

Net assets represented by
Paid-in capital	$39,955,423
Undistributed net investment income	295,217
Accumulated net realized losses on investments	(2,699,505)
Net unrealized losses on investments	(7,295,116)

Total net assets	$30,256,019

Net assets consists of
Class 1	$81,506
Class 2	30,174,513

Total net assets	$30,256,019

Shares outstanding (unlimited number of shares authorized)
Class 1	10,383
Class 2	3,829,054

Net asset value per share
Class 1	$7.85
Class 2	$7.88

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Interest	$2,286,566
Dividends	93,097
Income from affiliates	83,255
Securities lending	4,035

Total investment income	2,466,953

Expenses
Advisory fee	131,751
Distribution Plan expenses	102,695
Administrative services fee	41,172
Transfer agent fees	51
Trustees’ fees and expenses	1,973
Printing and postage expenses	28,556
Custodian and accounting fees	26,523
Professional fees	29,543
Other	2,373

Total expenses	364,637
Less: Expense reductions	(553)
Fee waivers	(14)

Net expenses	364,070

Net investment income	2,102,883

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(1,345,138)
Credit default swap transactions	(176,979)
Total return swap transactions	(1,487,202)

Net realized losses on investments	(3,009,319)
Net change in unrealized gains or losses on investments	(7,796,913)

Net realized and unrealized gains or losses on investments	(10,806,232)

Net decrease in net assets resulting from operations	$(8,703,349)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$2,102,883		$2,300,269
Net realized losses on investments		(3,009,319)		(581,182)
Net change in unrealized gains or losses on investments		(7,796,913)		664,975

Net increase (decrease) in net assets resulting from operations		(8,703,349)		2,384,062

Distributions to shareholders from
Net investment income
Class 1		(1,464)		(5,423)
Class 2		(435,213)		(2,308,113)
Tax basis return of capital
Class 1		(453)		0
Class 2		(195,687)		0

Total distributions to shareholders		(632,817)		(2,313,536)

	Shares		Shares

Capital share transactions
Proceeds from shares sold Class 2	40,830	387,163	133,036	1,343,178

Net asset value of shares issued in reinvestment of distributions Class 2	81,135	630,900	232,783	2,308,113

Payment for shares redeemed Class 2	(1,250,954)	(11,105,100)	(493,265)	(5,015,187)

Net decrease in net assets resulting from capital share transactions		(10,087,037)		(1,363,896)

Total decrease in net assets		(19,423,203)		(1,293,370)
Net assets
Beginning of period		49,679,222		50,972,592

End of period		$30,256,019		$49,679,222

Undistributed (overdistributed) net investment income		$295,217		$(65,037)

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Core Bond Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement,

23

NOTES TO FINANCIAL STATEMENTS continued

retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

f. Credit default swaps

The Fund may enter into credit default swap contracts to provide a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments,

24

NOTES TO FINANCIAL STATEMENTS continued

provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

g. Total return swaps

The Fund may enter into total return swap contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction

25

NOTES TO FINANCIAL STATEMENTS continued

exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

j. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses and swap contracts. During the year ended December 31, 2008, the following amounts were reclassified:

Undistributed net investment income	$(1,305,952)
Accumulated net realized losses on investments	1,305,952

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calcu-

26

NOTES TO FINANCIAL STATEMENTS continued

lated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.28% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Core Bond Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $14.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS continued

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2008:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$51,451,305	$7,579,442	$55,772,682	$11,949,064

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$4,111,855	$0
Level 2 – Other Significant Observable Inputs	28,575,434	(295,905)
Level 3 – Significant Unobservable Inputs	0	0

Total	$32,687,289	$(295,905)

*	Other financial instruments include swap contracts.

The Fund has adopted FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45. The amendments require disclosures for sellers of credit derivatives and the current status of the payment/performance risk of a guarantee which have been incorporated in the following table and Note 2f. The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

At December 31, 2008, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on an index – Sell protection

					Fixed			Upfront
			Rating of		Payments	Frequency of		Premiums
		Reference	Reference	Notional	Received by	Payments	Market	Paid/	Unrealized
Expiration	Counterparty	Index††	Index*+	Amount	the Fund	Received	Value	(Received)	Gain (Loss)

02/17/2051	Goldman	Markit CMBX	AA	$700,000	1.65%	Monthly	$(431,837)	$0	$(431,837)
	Sachs	North America
AA.4 Index

*

A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

+	Rating represents an average rating for the underlying securities within the index.
††	The Fund entered into the swap contract for speculative purposes.

At December 31, 2008, the Fund had the following total return swap contracts outstanding:

	Notional		Swap	Unrealized
Expiration	Amount	Counterparty	Description	Gain (Loss)

03/01/2009	$800,000	JPMorgan	Agreement dated 08/27/2008 to receive the spread return on the Barclays Capital CMBS AAA 8.5+yr Index plus 70 basis points multiplied by the notional amount and to pay the negative spread return.	$135,932

29

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $39,687,918. The gross unrealized appreciation and depreciation on securities based on tax cost was $619,742 and $7,620,371, respectively, with a net unrealized depreciation of $7,000,629.

As of December 31, 2008, the Fund had $2,658,565 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2013	2014	2015	2016

$35,457	$365,353	$159,498	$2,098,257

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October losses of $39,521.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Capital Loss
Unrealized	Carryovers and	Temporary Book/
Depreciation	Post-October Losses	Tax Differences

$7,000,629	$2,698,086	$(689)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$436,677	$2,313,536
Return of Capital	196,140	0

30

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

31

NOTES TO FINANCIAL STATEMENTS continued

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

EIMC is conducting an internal review to determine whether the Fund participated in transactions with other clients of EIMC that were effected through intermediaries rather than in accordance with the Fund’s procedures under Rule 17a-7 under the 1940 Act. EIMC has agreed to reimburse the Fund the amount of any commissions or mark-ups paid by the Fund in connection with any such transactions that are found to have occurred. The Fund continues to review this matter and will consider whether other amounts may be payable to the Fund in respect of any such transactions that are found to have occurred.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Core Bond Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Core Bond Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

33

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 24.17% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

The Fund paid total distributions of $632,817 during the year ended December 31, 2008 of which 69.01% was from ordinary taxable income and 30.99% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2009 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2008.

34

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Core Bond Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil

35

ADDITIONAL INFORMATION (unaudited) continued

provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds

36

ADDITIONAL INFORMATION (unaudited) continued

and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted

37

ADDITIONAL INFORMATION (unaudited) continued

that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing

38

ADDITIONAL INFORMATION (unaudited) continued

functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Barclays Capital Aggregate Bond Index. They noted that the relative performance of the Fund had improved over the one-, three-, and five-year periods ended December 31, 2007, with the Fund performing in the third, fourth, and fifth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees concluded that the remedial measures being undertaken by EIMC in light of the Fund’s relative underperformance were at least sufficient to allow the Trustees to continue the advisory agreements.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in

39

ADDITIONAL INFORMATION (unaudited) continued

each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On

40

ADDITIONAL INFORMATION (unaudited) continued

November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•	Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational

41

ADDITIONAL INFORMATION (unaudited) continued

stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;
•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

42

This page left intentionally blank

43

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Former Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

44

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

564974 rv6 02/2009

Evergreen VA Diversified Income Builder Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Diversified Income Builder Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

1

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997

Class inception date	Class 1 3/6/1997	Class 2 7/31/2002

Average annual return

1-year	-28.47%	-28.72%

5-year	-3.52%	-3.78%

10-year	1.91%	1.75%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Diversified Income Builder Fund Class 1 shares versus a similar investment in the Evergreen Diversified Income Builder Blended Index NEW (EDIBBI NEW), the Evergreen Diversified Income Builder Blended Index Old (EDIBBI OLD), the Merrill Lynch High Yield Master Index† (MLHYMI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The EDIBBI NEW, the EDIBBI OLD, the MLHYMI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Income Builder Blended Index New is composed of the following indexes: MLHYMI (75%) and Russell 1000 (25%). The Evergreen Diversified Income Builder Blended Index Old was formerly composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and BCABI (25%). Given recent changes to the fund’s principal investment strategies, the fund believes that the EDIBBI NEW is a more appropriate benchmark. In future periods, the fund will compare its performance to the EDIBBI NEW.

†	Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -28.47% for the twelve-month period ended December 31, 2008. During the same period, the EDIBBI NEW returned -29.17%, the EDIBBI OLD returned -9.99%, the MLHYMI returned -26.21% and the Russell 1000 returned -37.60%.

The fund’s objective is to seek high current income from investments in income-producing securities. Secondarily, the fund considers potential for growth of capital in selecting securities.

Investment process

The year saw a period of increasing economic uncertainty in both domestic and foreign capital markets. Worries about the slumping housing industry and a meltdown in the subprime mortgage market started the year with severe market volatility and sharp corrections in both equities and high yield corporates, as investors sought out the safest securities. A dramatic flight to quality in the third quarter sent down the values of most stocks and corporate bonds substantially for the rest of the year. In response to this volatile backdrop, we increased the fund’s fixed income allocation slightly each quarter, from a first quarter allocation of approximately 71% in high yield bonds to a year-end allocation of approximately 82% of net assets. At the same time, we decreased our equity holdings, starting the year with about 26% of net assets invested in stocks and ending with approximately 15% in stocks and approximately 3% in cash and cash equivalents. In both our fixed income and equity portfolios, we emphasized securities of energy exploration and production, energy services, basic materials and specialized industrial companies throughout the year. Despite their steep slumps during the fourth quarter, we continued to have confidence in their longer-term prospects. We believe that resource-based companies, especially in the Energy and Materials sectors, should benefit from limited global supply at a time of long-term growing demand, despite short-term swings, both positive and negative.

At the same time, we believe that industrial companies with specialized proprietary products and services, especially those geared to serving global trends for energy efficiency, higher productivity, infrastructure development and tighter environmental restrictions, should have attractive long-term investment characteristics, despite occasional periods of economic downturn. We kept an underweight during the year in financial services, automotive and housing-related industries due to overcapacity and likely muted demand growth from many sectors of these industries. Our fixed income investments were concentrated in the upper tiers of high yield corporate bonds generally rated BB or higher, including approximately 14% at year end in bonds rated investment grade BBB or higher.

Contributors to performance

In a difficult period in which the values of most corporate bonds and stocks declined, some portfolio holdings were able finish the year ahead. Contributors in our bond holdings included defense technology company DRS Technologies, waste services

6

PORTFOLIO MANAGER COMMENTARY continued

company Allied Waste, packaging company Crown Holdings, and B. F. Saul, a mid-Atlantic-based real estate investment company. In our equity holdings, NRG Energy, a diversified independent power company, outperformed the Russell 1000 in the final quarter of 2008 while experiencing a small price decline.

Detractors from performance

Our emphasis on companies closely linked to changes in the business cycle held back performance in the third and fourth quarters. Our corporate bond holdings in general performed poorly as the yield spreads between high yield corporate bonds and Treasuries widened when investors sought out the highest-quality debt securities. The values of many of our Energy, Materials and Industrials holdings fell noticeably during the second half of the year because of the deteriorating near-term economic outlook both in the United States and globally. Energy companies such as Occidental Petroleum and Hess, coal companies such as Peabody Energy and CONSOL Energy and metals producer Freeport-McMoRan Copper & Gold, all had substantial stock price declines. Most of our corporate bond holdings, the majority of which are rated below investment grade, declined sharply in the final quarter, reflecting near-panic selling by risk-averse investors, as well as forced liquidations by levered investors such as hedge funds and closed-end funds. Detractors included bonds of industrial companies such as Actuant Corp, Baldor Electric and SPX Corp, and resource-based steel company Steel Dynamics.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period*

Actual
Class 1	$1,000.00	$ 728.27	$2.78
Class 2	$1,000.00	$ 727.30	$3.86
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.92	$3.25
Class 2	$1,000.00	$1,020.66	$4.52

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.64% for Class 1 and 0.89% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	Restated 2007[1]	2006	2005	2004

Net asset value, beginning of period	$9.92	$10.31	$10.08	$10.78	$10.50

Income from investment operations
Net investment income (loss)	0.45 [2]	0.55 [2]	0.56 [2]	0.54 [2]	0.55 [2]
Net realized and unrealized gains or losses on investments	(3.26)	(0.30)	0.04	(0.62)	0.33

Total from investment operations	(2.81)	0.25	0.60	(0.08)	0.88

Distributions to shareholders from
Net investment income	(0.66)	(0.54)	(0.37)	(0.53)	(0.50)
Net realized gains	0	(0.10)	0	(0.09)	(0.10)

Total distributions to shareholders	(0.66)	(0.64)	(0.37)	(0.62)	(0.60)

Net asset value, end of period	$6.45	$9.92	$10.31	$10.08	$10.78

Total return[3]	(28.47)%	2.44%	5.94%	(0.69)%	8.41%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,384	$34,377	$41,395	$45,293	$49,593
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.64%	0.64%	0.61%	0.61%	0.73%
Expenses excluding waivers/reimbursements and expense reductions	0.64%	0.64%	0.61%	0.61%	0.73%
Net investment income (loss)	5.07%	5.28%	5.51%	5.02%	5.19%
Portfolio turnover rate	38%	198%	97%	81%	125%

1	Certain amounts for the year ended December 31, 2007 have been restated (see Note 13).
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	Restated 2007[1]	2006	2005	2004

Net asset value, beginning of period	$9.90	$10.28	$10.05	$10.76	$10.49

Income from investment operations
Net investment income (loss)	0.43 [2]	0.52 [2]	0.54 [2]	0.51 [2]	0.53 [2]
Net realized and unrealized gains or losses on investments	(3.26)	(0.29)	0.03	(0.62)	0.32

Total from investment operations	(2.83)	0.23	0.57	(0.11)	0.85

Distributions to shareholders from
Net investment income	(0.63)	(0.51)	(0.34)	(0.51)	(0.48)
Net realized gains	0	(0.10)	0	(0.09)	(0.10)

Total distributions to shareholders	(0.63)	(0.61)	(0.34)	(0.60)	(0.58)

Net asset value, end of period	$6.44	$9.90	$10.28	$10.05	$10.76

Total return[3]	(28.72)%	2.27%	5.68%	(1.01)%	8.14%

Ratios and supplemental data
Net assets, end of period (thousands)	$27,828	$47,517	$48,667	$41,332	$25,784
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.89%	0.86%	0.87%	0.97%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.89%	0.86%	0.87%	0.97%
Net investment income (loss)	4.85%	5.00%	5.27%	4.77%	4.98%
Portfolio turnover rate	38%	198%	97%	81%	125%

1	Certain amounts for the year ended December 31, 2007 have been restated (see Note 13).
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal Amount	Value

ASSET-BACKED SECURITIES 0.0%
NovaStar ABS CDO, Ltd., Ser. 2007-1A, Class A2, FRN, 2.85%, 02/08/2047 144A + ☐ • (cost $1,500,000)	$1,500,000	$0

CORPORATE BONDS 76.7%
CONSUMER STAPLES 2.1%
Food & Staples Retailing 0.5%
Safeway, Inc., 6.25%, 03/15/2014	200,000	201,257

Food Products 1.6%
Archer Daniels Midland Co., 5.45%, 03/15/2018 ρ	500,000	493,038
Kraft Foods, Inc., 6.125%, 02/01/2018	250,000	245,394

		738,432

ENERGY 10.9%
Energy Equipment & Services 2.3%
Bristow Group, Inc., 7.50%, 09/15/2017	1,300,000	877,500
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	219,000	169,725

		1,047,225

Oil, Gas & Consumable Fuels 8.6%
El Paso Corp., 6.875%, 06/15/2014 ρ	100,000	81,232
McMoRan Exploration Co., 11.875%, 11/15/2014	1,500,000	1,072,500
Peabody Energy Corp.:
5.875%, 04/15/2016	1,300,000	1,111,500
6.875%, 03/15/2013 ρ	200,000	190,500
Tesoro Corp.:
6.50%, 06/01/2017	1,310,000	725,412
6.625%, 11/01/2015 ρ	850,000	497,250
Williams Cos., 7.50%, 01/15/2031	275,000	184,638

		3,863,032

FINANCIALS 3.4%
Consumer Finance 0.4%
Northern Telecom Capital Corp., 7.875%, 06/15/2026	350,000	69,125
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	175,000	115,500

		184,625

Real Estate Investment Trusts (REITs) 1.8%
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	100,000	81,500
Saul Centers, Inc., 7.50%, 03/01/2014	800,000	728,000

		809,500

Real Estate Management & Development 1.2%
Forest City Enterprises, Inc., 6.50%, 02/01/2017	1,590,000	564,450

INDUSTRIALS 20.2%
Aerospace & Defense 6.5%
DRS Technologies, Inc.:
6.625%, 02/01/2016	1,050,000	1,055,250
7.625%, 02/01/2018	500,000	502,500

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Aerospace & Defense continued
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	$1,100,000	$995,500
6.375%, 10/15/2015	400,000	376,000

		2,929,250

Commercial Services & Supplies 3.7%
Allied Waste North America, Inc., 6.875%, 06/01/2017 ρ	1,800,000	1,676,594

Electrical Equipment 4.0%
Baldor Electric Co., 8.625%, 02/15/2017 ρ	1,800,000	1,350,000
Belden, Inc., 7.00%, 03/15/2017	150,000	113,250
General Cable Corp., 7.125%, 04/01/2017	500,000	332,500

		1,795,750

Machinery 4.9%
Actuant Corp., 6.875%, 06/15/2017	2,100,000	1,590,750
SPX Corp., 7.625%, 12/15/2014 144A	700,000	609,875

		2,200,625

Road & Rail 1.1%
Burlington North Santa Fe Corp., 7.00%, 02/01/2014	300,000	313,406
Union Pacific Corp., 5.45%, 01/31/2013	200,000	194,166

		507,572

INFORMATION TECHNOLOGY 3.2%
Electronic Equipment, Instruments, & Components 0.9%
Anixter International, Inc., 5.95%, 03/01/2015	500,000	400,000

IT Services 2.3%
Iron Mountain, Inc., 6.625%, 01/01/2016	1,300,000	1,062,750

MATERIALS 15.6%
Chemicals 0.3%
Cytec Industries, Inc., 4.60%, 07/01/2013	100,000	84,622
MacDermid, Inc., 9.50%, 04/15/2017 144A	87,000	45,675
Millenium America, Inc., 7.625%, 11/15/2026	45,000	1,575

		131,872

Construction Materials 1.8%
Texas Industries, Inc.:
7.25%, 07/15/2013 144A	700,000	544,250
7.25%, 07/15/2013	360,000	279,900

		824,150

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 9.7%
Ball Corp., 6.625%, 03/15/2018 ρ	$2,000,000	$1,795,000
Crown Holdings, Inc., 7.75%, 11/15/2015 ρ	1,700,000	1,700,000
Greif, Inc., 6.75%, 02/01/2017	1,000,000	890,000

		4,385,000

Metals & Mining 3.6%
Steel Dynamics, Inc., 7.75%, 04/15/2016 144A	2,300,000	1,604,250

Paper & Forest Products 0.2%
Glatfelter, 7.125%, 05/01/2016	125,000	109,375

TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 0.8%
Qwest Corp., 7.875%, 09/01/2011	375,000	346,875

Wireless Telecommunication Services 0.4%
Alltel Corp., 7.00%, 07/01/2012	200,000	200,000

UTILITIES 20.1%
Electric Utilities 9.2%
Edison Mission Energy, 7.00%, 05/15/2017 ρ	2,000,000	1,750,000
Mirant North America, LLC, 7.375%, 12/31/2013	300,000	289,500
NRG Energy, Inc.:
7.375%, 02/01/2016	300,000	279,750
7.375%, 01/15/2017	2,000,000	1,845,000

		4,164,250

Independent Power Producers & Energy Traders 10.9%
AES Corp., 7.75%, 03/01/2014	300,000	265,500
Dynegy, Inc.:
6.875%, 04/01/2011	1,500,000	1,320,000
7.125%, 05/15/2018	1,185,000	728,775
8.375%, 05/01/2016	300,000	214,500
Reliant Energy, Inc.:
6.75%, 12/15/2014	350,000	316,750
7.625%, 06/15/2014	2,500,000	2,087,500

		4,933,025

Total Corporate Bonds (cost $43,066,208)		34,679,859

YANKEE OBLIGATIONS – CORPORATE 0.3%
MATERIALS 0.3%
Metals & Mining 0.3%
Novelis, Inc., 7.25%, 02/15/2015 (cost $219,564)	225,000	131,625

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS 14.6%
ENERGY 5.9%
Energy Equipment & Services 2.6%
Cameron International Corp. *	8,500	$174,250
Halliburton Co. ρ	10,000	181,800
National Oilwell Varco, Inc. *	11,300	276,172
Noble Corp. ρ	5,000	110,450
Pride International, Inc. * ρ	20,000	319,600
Transocean, Ltd. *	2,800	132,300

		1,194,572

Oil, Gas & Consumable Fuels 3.3%
Anadarko Petroleum Corp.	2,500	96,375
Consol Energy, Inc. ρ	3,500	100,030
Devon Energy Corp. ρ	2,500	164,275
Foundation Coal Holdings, Inc. ρ	3,500	49,070
Hess Corp.	2,000	107,280
Marathon Oil Corp.	9,000	246,240
Massey Energy Co. ρ	6,000	82,740
Occidental Petroleum Corp.	4,000	239,960
Patriot Coal Corp. * ρ	6,000	37,500
Peabody Energy Corp.	11,000	250,250
XTO Energy, Inc. ρ	3,000	105,810

		1,479,530

FINANCIALS 0.5%
Commercial Banks 0.3%
U.S. Bancorp	5,000	125,050

Real Estate Investment Trusts (REITs) 0.2%
Plum Creek Timber Co., Inc. ρ	2,500	86,850

HEALTH CARE 2.1%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	10,000	535,900
St. Jude Medical, Inc. *	4,000	131,840
Varian Medical Systems, Inc. * ρ	3,000	105,120

		772,860

Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc. *	6,000	204,420

INDUSTRIALS 2.1%
Electrical Equipment 0.9%
Ametek, Inc. ρ	11,000	332,310
General Cable Corp. * ρ	3,000	53,070

		385,380

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 1.2%
Donaldson Co., Inc.	4,500	$151,425
Flowserve Corp.	2,000	103,000
IDEX Corp. ρ	10,000	241,500
Joy Global, Inc. ρ	2,500	57,225

		553,150

INFORMATION TECHNOLOGY 0.8%
Electronic Equipment, Instruments, & Components 0.8%
Amphenol Corp., Class A	15,000	359,700

MATERIALS 2.4%
Chemicals 0.8%
FMC Corp. ρ	2,000	89,460
Monsanto Co.	4,000	281,400

		370,860

Metals & Mining 1.2%
Cliffs Natural Resources, Inc.	8,500	217,685
Freeport-McMoRan Copper & Gold, Inc. ρ	7,500	183,300
NuCor Corp. ρ	1,500	69,300
Steel Dynamics, Inc. ρ	8,000	89,440

		559,725

Paper & Forest Products 0.4%
Weyerhaeuser Co. ρ	5,000	153,050

UTILITIES 0.8%
Electric Utilities 0.5%
NRG Energy, Inc. *	10,000	233,300

Gas Utilities 0.3%
Questar Corp. ρ	3,500	114,415

Total Common Stocks (cost $14,217,211)		6,592,862

	Principal Amount	Value

CONVERTIBLE DEBENTURES 6.1%
HEALTH CARE 2.8%
Health Care Equipment & Supplies 2.8%
Inverness Medical Innovations, Inc., 3.00%, 05/15/2016 144A	$2,000,000	1,270,000

INDUSTRIALS 3.3%
Electrical Equipment 3.3%
General Cable Corp., 1.00%, 10/15/2012 144A	2,380,000	1,496,425

Total Convertible Debentures (cost $4,471,760)		2,766,425

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

SHORT-TERM INVESTMENTS 26.2%
MUTUAL FUND SHARES 26.2%
Evergreen Institutional Money Market Fund, Class I, 1.53% q ø	602,497	$602,497
State Street Navigator Securities Lending Prime Portfolio, 2.14% § ρρ	11,242,107	11,242,107

Total Short-Term Investments (cost $11,844,604)		11,844,604

Total Investments (cost $75,319,347) 123.9%		56,015,375
Other Assets and Liabilities (23.9%)		(10,803,545)

Net Assets 100.0%		$45,211,830

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
ρ	All or a portion of this security is on loan.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2008 (unaudited)*:

AAA	9.8%
A	1.2%
BBB	3.3%
BB	43.3%
B	39.5%
CCC	2.9%

100.0%

The following table shows the percent of total investments based on effective maturity as of December 31, 2008 (unaudited)*:

Less than 1 year	9.8%
1 to 3 year(s)	4.0%
3 to 5 years	7.2%
5 to 10 years	78.3%
10 to 20 years	0.2%
20 to 30 years	0.5%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $74,716,850) including $11,057,130 of securities loaned	$55,412,878
Investments in affiliated money market fund, at value (cost $602,497)	602,497

Total investments	56,015,375
Cash	1,552
Receivable for Fund shares sold	2,505
Dividends and interest receivable	787,428
Receivable for securities lending income	6,756

Total assets	56,813,616

Liabilities
Payable for securities purchased	249,116
Payable for Fund shares redeemed	96,436
Payable for securities on loan	11,242,107
Advisory fee payable	910
Distribution Plan expenses payable	378
Due to other related parties	372
Accrued expenses and other liabilities	12,467

Total liabilities	11,601,786

Net assets	$45,211,830

Net assets represented by
Paid-in capital	$71,483,249
Undistributed net investment income	172,443
Accumulated net realized losses on investments	(7,139,890)
Net unrealized losses on investments	(19,303,972)

Total net assets	$45,211,830

Net assets consists of
Class 1	$17,383,531
Class 2	27,828,299

Total net assets	$45,211,830

Shares outstanding (unlimited number of shares authorized)
Class 1	2,695,662
Class 2	4,320,066

Net asset value per share
Class 1	$6.45
Class 2	$6.44

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Interest	$3,413,451
Dividends	206,532
Income from affiliate	111,181
Securities lending	54,159

Total investment income	3,785,323

Expenses
Advisory fee	272,570
Distribution Plan expenses	98,132
Administrative services fee	66,139
Transfer agent fees	300
Trustees’ fees and expenses	1,163
Printing and postage expenses	28,120
Custodian and accounting fees	23,020
Professional fees	28,223
Other	1,770

Total expenses	519,437
Less: Expense reductions	(670)
Fee waivers	(22)

Net expenses	518,745

Net investment income	3,266,578

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(5,535,408)
Foreign currency related transactions	4,404

Net realized losses on investments	(5,531,004)
Net change in unrealized gains or losses on investments	(17,775,321)

Net realized and unrealized gains or losses on investments	(23,306,325)

Net decrease in net assets resulting from operations	$(20,039,747)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

			Restated
	2008		2007†

Operations
Net investment income		$3,266,578		$4,461,131
Net realized gains or losses on investments		(5,531,004)		991,565
Net change in unrealized gains or losses on investments		(17,775,321)		(3,445,662)

Net increase (decrease) in net assets resulting from operations		(20,039,747)		2,007,034

Distributions to shareholders from
Net investment income
Class 1		(1,805,533)		(1,804,960)
Class 2		(2,653,268)		(2,346,666)
Net realized gains
Class 1		0		(340,152)
Class 2		0		(468,107)

Total distributions to shareholders		(4,458,801)		(4,959,885)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	174,706	1,608,452	248,771	2,596,775
Class 2	44,000	312,282	181,733	1,879,257

		1,920,734		4,476,032

Net asset value of shares issued in reinvestment of distributions
Class 1	263,511	1,805,533	212,382	2,145,112
Class 2	389,821	2,653,268	279,270	2,814,773

		4,458,801		4,959,885

Payment for shares redeemed
Class 1	(1,206,358)	(10,582,439)	(1,012,425)	(10,550,374)
Class 2	(913,650)	(7,980,341)	(394,030)	(4,101,230)

		(18,562,780)		(14,651,604)

Net decrease in net assets resulting from capital share transactions		(12,183,245)		(5,215,687)

Total decrease in net assets		(36,681,793)		(8,168,538)
Net assets
Beginning of period		81,893,623		90,062,161

End of period		$45,211,830		$81,893,623

Undistributed net investment income		$172,443		$1,384,594

†	Certain amounts for the year ended December 31, 2007 have been restated (see Note 13).

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Diversified Income Builder Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

20

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware reven ue authorities.

21

NOTES TO FINANCIAL STATEMENTS continued

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, real estate investment trusts and partnership investments. During the year ended December 31, 2008, the following amounts were reclassified:

Paid-in capital	$412
Undistributed net investment income	(19,928)
Accumulated net realized losses on investments	19,516

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Diversified Income Builder Fund, starting at 0.31% and declining to 0.11% as the aggregate average daily net assets increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the

22

NOTES TO FINANCIAL STATEMENTS continued

issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $22.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $6,220 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $23,635,798 and $33,020,828, respectively, for the year ended December 31, 2008.

23

NOTES TO FINANCIAL STATEMENTS continued

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$18,437,466
Level 2 – Other Significant Observable Inputs	37,577,909
Level 3 – Significant Unobservable Inputs	0

Total	$56,015,375

During the year ended December 31, 2008, the Fund loaned securities to certain brokers. At December 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $11,057,130 and $11,242,107, respectively.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $75,327,465. The gross unrealized appreciation and depreciation on securities based on tax cost was $126,776 and $19,438,866, respectively, with a net unrealized depreciation of $19,312,090.

As of December 31, 2008, the Fund had $5,146,731 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October losses of $1,983,941.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program

24

NOTES TO FINANCIAL STATEMENTS continued

allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$173,376	$19,312,090	$7,130,672	$(2,033)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$4,458,801	$4,151,813
Long-term Capital Gain	0	808,072

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused

25

NOTES TO FINANCIAL STATEMENTS continued

balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

EIMC is conducting an internal review to determine whether the Fund participated in transactions with other clients of EIMC that were effected through intermediaries rather than in accordance with the Fund’s procedures under Rule 17a-7 under the 1940 Act. EIMC has agreed to reimburse the Fund the amount of any commissions or mark-ups paid by the Fund in connection with any such transactions that are found to have occurred. The Fund continues to review this matter and will consider whether other amounts may be payable to the Fund in respect of any such transactions that are found to have occurred.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amend-

26

NOTES TO FINANCIAL STATEMENTS continued

ment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

13. RESTATEMENT INFORMATION

In connection with an internal investigation by management into the matters surrounding the Ultra Short Fund (as discussed in Note 11), Fund management determined that the NovaStar ABS CDO, Ltd. investment held by the Fund was valued inaccurately for the period from August 1, 2007 to June 9, 2008. Accordingly, the Fund has restated its 2007 financial statements which includes restating the Statement of Changes in Net Assets and the Financial Highlights for the year ended December 31, 2007. EIMC has agreed to make certain reimbursement payments to shareholders who transacted in Fund shares at inaccurate prices during the period.

The principal effect of this restatement results in a decrease to the net assets of the Fund at December 31, 2007 and the Fund’s net asset values per share at December 31, 2007. The restatement also results in a decrease to the Fund’s total return for the year ended December 31, 2007.

27

NOTES TO FINANCIAL STATEMENTS continued

The effects of the restatement by line item for the period ended December 31, 2007 are as follows:

	Previously Reported	Restated

Statement of Changes
Net change in unrealized gains or losses on investments	$(2,418,417)	$(3,445,662)
Net increase in net assets from operations	3,034,279	2,007,034
Total decrease in net assets	(7,141,293)	(8,168,538)
Net assets, end of period	82,920,868	81,893,623
Financial Highlights – Class 1
Per share information
Net realized and unrealized gains or losses on investments	$(0.17)	$(0.30)
Total from investment operations	0.38	0.25
Net asset value, end of period	$10.05	$9.92
Total return	3.71%	2.44%
Net assets, end of period ($000)	$34,808	$34,377
Financial Highlights – Class 2
Per share information
Net realized and unrealized gains or losses on investments	$(0.17)	$(0.29)
Total from investment operations	0.35	0.23
Net asset value, end of period	$10.02	$9.90
Total return	3.43%	2.27%
Net assets, end of period ($000)	$48,113	$47,517

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Diversified Income Builder Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Diversified Income Builder Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

As discussed in footnote 13, the Evergreen VA Diversified Income Builder Fund has restated its statement of changes in net assets and financial highlights for the year ended December 31, 2007.

Boston, Massachusetts

February 27, 2009

29

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 3.12% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

30

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Diversified Income Builder Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

31

ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

32

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

33

ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

34

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class 1 shares (the Fund’s oldest share class) had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the fifth, fourth, and fourth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class 1 shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that changes to the Fund’s portfolio management team had recently been implemented and that the period from the change in management had been relatively short. The Trustees also noted that EIMC remained confident in the ability of the new portfolio manager to enhance performance over time.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC

35

ADDITIONAL INFORMATION (unaudited) continued

has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’

36

ADDITIONAL INFORMATION (unaudited) continued

investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

37

ADDITIONAL INFORMATION (unaudited) continued

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

38

This page left intentionally blank

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

560866 rv6 02/2009

Evergreen VA High Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
27	STATEMENT OF ASSETS AND LIABILITIES
28	STATEMENT OF OPERATIONS
29	STATEMENTS OF CHANGES IN NET ASSETS
30	NOTES TO FINANCIAL STATEMENTS
43	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
44	ADDITIONAL INFORMATION
52	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA High Income Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Manager:

Andrew Cestone

PERFORMANCE AND RETURNS

Portfolio inception date: 6/30/1999

Class inception date	Class 1 6/30/1999	Class 2 7/31/2002

Average annual return

1-year	-25.68%	-25.90%

5-year	-1.69%	-1.96%

Since portfolio inception	3.27%	3.08%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA High Income Fund Class 1 shares versus a similar investment in the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

†    Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -25.68% for the twelve-month period ended December 31, 2008. During the same period, the MLHYMI returned -26.21%.

The fund’s objective is to seek a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

Investment process

The market spent most of the year in turmoil as massive deleveraging led to declining asset values that created further problems in the financial industry. We saw the demise of Bear Stearns and Lehman Brothers, Fannie Mae and Freddie Mac placed into receivership, and numerous other financial institutions saved by last minute acquisitions. Economic growth weakened as the year progressed and the fourth quarter may prove to be the weakest quarter to date as both consumer and business spending stalled.

The high yield market was no exception to the general volatility. Following a tumultuous first quarter, the high yield market posted positive performance for the following quarter, helped by the Federal Reserve’s efforts to provide liquidity to the financial system through historic measures, relieving investors’ fears of a financial system collapse. As high yield investors refocused on the corporate and credit fundamentals of available bonds, they were able to purchase securities with little change in company fundamentals at double the yield spreads of historically low levels. Coming into the third quarter, however, concerns about the financial health of Fannie Mae and Freddie Mac roiled the market and the aftershocks continued to ripple through the financial sector. By the end of the quarter the government had interceded no less than eight times to shore up troubled financial institutions or assist in mergers. The unprecedented level of intervention by government entities seemed to have some effect in the fourth quarter, and we began to see a rebound in riskier assets in December.

Contributors to performance

The fund responded to changing conditions throughout the year, and this flexibility was a positive for performance. Early in the year, we extended the fund’s average maturity by purchasing intermediate term bonds and reducing cash to take advantage of higher yield spreads. In May and June, consistent with the changing risk appetite of the market and the realization that longer-term fundamentals could be challenged, the fund moved to a more conservative posture. Despite its conservative maturity positioning, the fund maintained a yield advantage over the market coming into the third quarter. The fund also took positions in some investment-grade bank and brokerage names early in the year when those names became very cheap relative to the names offered in the high yield market. These names recovered in the fourth quarter, boosting performance. The fund also benefited from its overweight to short duration bonds of General Motors Acceptance Corp., which experienced a significant recovery late in the year, when it received access to the Federal Reserve window for borrowing. The fund had a modest overweight to the homebuilding sector, focusing on very short maturity bonds (maturing in 2010 and 2011) of the most financially stable names. Although the weakening in the housing sector

PORTFOLIO MANAGER COMMENTARY continued

hurt the performance of the homebuilding sector, the fund’s focus on shorter duration bonds led to relative outperformance versus the benchmark. The fund benefited from its underweight to parts of the Energy sector and avoided investments in the worst performing names, including Ferrell Gas, LP and SEM Group.

Detractors from performance

On the downside, the investment-grade sector underperformed the high yield market for most of this year, which created some opportunity to move up in quality to take advantage of sectors that were trading significantly wider than their fundamental value. Normally in a flight to quality, these higher-quality trades would outperform lower-quality trades and provide a defensive posture for the portfolio. However, in the third quarter, the dislocation in the investment-grade sector continued and higher-quality investments detracted from returns. Additionally, the fund added exposure to closed-end bond funds to take advantage of significant widening in the discounts to net asset value. The equity sell-off in September led to further widening in these discounts, which negatively affected the fund. The fund was hurt by modest overweights to a few sectors that experienced significant underperformance, including the automotive, chemical, gaming and financial industries.

Despite a challenging year, we believe the dislocation of the fixed income market in 2008 has created many opportunities to add value as we enter 2009. We currently intend to take advantage of these opportunities, focusing on bonds that we believe may provide more upside opportunity than downside risk.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period*

Actual
Class 1	$1,000.00	$751.60	$4.27
Class 2	$1,000.00	$750.10	$5.37
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.26	$4.93
Class 2	$1,000.00	$1,019.00	$6.19

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.97% for Class 1 and 1.22% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.88	$10.41	$10.27	$10.76	$10.45

Income from investment operations
Net investment income (loss)	0.95	0.87	0.76 [1]	0.80	0.72
Net realized and unrealized gains or losses on investments	(3.61)	(0.58)	0.15	(0.64)	0.19

Total from investment operations	(2.66)	0.29	0.91	0.16	0.91

Distributions to shareholders from
Net investment income	(0.97)	(0.79)	(0.77)	(0.65)	(0.60)
Tax basis return of capital	0	(0.03)	0	0	0

Total distributions to shareholders	(0.97)	(0.82)	(0.77)	(0.65)	(0.60)

Net asset value, end of period	$6.25	$9.88	$10.41	$10.27	$10.76

Total return[2]	(25.68)%	2.82%	8.95%	1.48%	8.69%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,768	$9,169	$10,083	$10,598	$11,736
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.80%	0.75%	0.78%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	1.03%	0.80%	0.75%	0.78%	1.00%
Net investment income (loss)	9.70%	7.52%	7.20%	6.79%	6.60%
Portfolio turnover rate	99%	86%	58%	67%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.85	$10.38	$10.23	$10.73	$10.43

Income from investment operations
Net investment income (loss)	0.94	0.80	0.73 [1]	0.74	0.68 [1]
Net realized and unrealized gains or losses on investments	(3.60)	(0.54)	0.16	(0.62)	0.19

Total from investment operations	(2.66)	0.26	0.89	0.12	0.87

Distributions to shareholders from
Net investment income	(0.94)	(0.76)	(0.74)	(0.62)	(0.57)
Tax basis return of capital	0	(0.03)	0	0	0

Total distributions to shareholders	(0.94)	(0.79)	(0.74)	(0.62)	(0.57)

Net asset value, end of period	$6.25	$9.85	$10.38	$10.23	$10.73

Total return[2]	(25.90)%	2.52%	8.66%	1.15%	8.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$16,790	$28,138	$29,510	$26,770	$16,698
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.17%	1.05%	1.00%	1.03%	1.24%
Expenses excluding waivers/reimbursements and expense reductions	1.28%	1.05%	1.00%	1.03%	1.25%
Net investment income (loss)	9.41%	7.28%	6.95%	6.55%	6.31%
Portfolio turnover rate	99%	86%	58%	67%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 0.2%
GSAA Home Equity Trust, Ser. 2007-5, Class 1AV1, FRN, 0.57%, 03/25/2047 (cost $79,460)	$89,882	$55,038

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.3%
FLOATING-RATE 0.3%
Goldman Sachs Mtge. Securities Corp., Ser. 2007-GG10, Class A4, 5.80%, 08/10/2045 (cost $45,211)	90,000	65,596

CORPORATE BONDS 62.2%
CONSUMER DISCRETIONARY 8.9%
Auto Components 0.6%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012	15,000	4,575
8.375%, 12/15/2014	40,000	7,200
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	170,000	70,550
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011 ρ	50,000	41,750
9.00%, 07/01/2015 ρ	25,000	20,250

		144,325

Automobiles 0.3%
Ford Motor Co., 7.70%, 05/15/2097	380,000	77,900

Diversified Consumer Services 0.3%
Carriage Services, Inc., 7.875%, 01/15/2015	45,000	35,775
Service Corporation International, 6.75%, 04/01/2015	5,000	3,975
Sotheby’s, 7.75%, 06/15/2015 144A	30,000	15,750

		55,500

Hotels, Restaurants & Leisure 1.8%
Boyd Gaming Corp., 7.75%, 12/15/2012 ρ	5,000	4,525
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 ρ	100,000	66,500
8.125%, 05/15/2011 ρ	40,000	19,800
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	124,000	12,710
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	55,000	18,425
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	85,000	36,550
MGM MIRAGE, 8.50%, 09/15/2010	25,000	21,125
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	16,000	13,840
Seneca Gaming Corp., 7.25%, 05/01/2012	70,000	56,700
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	110,000	55,550
Six Flags, Inc.:
8.875%, 02/01/2010 ρ	14,000	1,715
9.625%, 06/01/2014 ρ	20,000	3,100
12.25%, 07/15/2016 144A	8,000	3,160
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015	404,000	55,550
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	70,000	45,325

		414,575

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables 2.4%
Centex Corp., 5.80%, 09/15/2009	$90,000	$85,950
D.R. Horton, Inc.:
4.875%, 01/15/2010 ρ	40,000	36,500
9.75%, 09/15/2010 ρ	110,000	99,550
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 ρ	72,000	58,680
6.50%, 01/15/2014	22,000	6,050
8.00%, 04/01/2012 ρ	25,000	8,500
11.50%, 05/01/2013	10,000	7,650
Lennar Corp.:
5.125%, 10/01/2010	115,000	93,725
7.625%, 03/01/2009	40,000	39,800
Libbey, Inc., FRN, 9.57%, 06/01/2011	95,000	34,675
Meritage Homes Corp., 7.00%, 05/01/2014	75,000	43,125
Pulte Homes, Inc., 8.125%, 03/01/2011	25,000	21,875

		536,080

Internet & Catalog Retail 0.1%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016 ρ 144A	30,000	16,350

Media 1.7%
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	15,000	12,375
10.875%, 09/15/2014 144A	190,000	152,950
CSC Holdings, Inc., 7.625%, 04/01/2011 ρ	25,000	23,687
DirectTV Holdings, LLC, 7.625%, 05/15/2016 ρ	5,000	4,875
Idearc, Inc., 8.00%, 11/15/2016 ρ	270,000	21,600
Ion Media Networks, Inc., FRN, 11.00%, 01/15/2013 144A	127,728	14,210
Lamar Media Corp.:
6.625%, 08/15/2015 ρ	15,000	10,913
7.25%, 01/01/2013 ρ	10,000	8,025
Mediacom, LLC, 7.875%, 02/15/2011	30,000	23,587
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	82,000	20,500
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012 ρ	75,000	56,625
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	70,000	13,388
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	70,000	16,450
Young Broadcasting, Inc.:
8.75%, 01/15/2014	110,000	1,650
10.00%, 03/01/2011	90,000	1,350

		382,185

Multiline Retail 0.2%
Macy’s, Inc., 7.875%, 07/15/2015	30,000	21,633
Neiman Marcus Group, Inc., 9.00%, 10/15/2015 ρ	50,000	22,250

		43,883

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 0.7%
American Achievement Corp., 8.25%, 04/01/2012 144A	$165,000	$127,875
AutoZone, Inc., 6.50%, 01/15/2014 ρ	5,000	4,472
Best Buy Co., Inc., 6.75%, 07/15/2013 144A	25,000	23,361

		155,708

Textiles, Apparel & Luxury Goods 0.8%
AAC Group Holdings Corp., Step Bond, 10.25%, 10/01/2012 ††	30,000	20,250
Oxford Industries, Inc., 8.875%, 06/01/2011	147,000	111,720
Visant Corp., 7.625%, 10/01/2012	60,000	49,500

		181,470

CONSUMER STAPLES 0.9%
Food Products 0.5%
Del Monte Foods Co.:
6.75%, 02/15/2015 ρ	15,000	12,975
8.625%, 12/15/2012 ρ	70,000	68,250
Pilgrim’s Pride Corp., 7.625%, 05/01/2015 ρ	25,000	6,875
Tyson Foods, Inc., 7.35%, 04/01/2016 ρ	40,000	29,800

		117,900

Personal Products 0.1%
Central Garden & Pet Co., 9.125%, 02/01/2013	10,000	5,950

Tobacco 0.3%
Altria Group, Inc., 9.95%, 11/10/2038	65,000	70,952

ENERGY 9.4%
Energy Equipment & Services 1.4%
Bristow Group, Inc., 7.50%, 09/15/2017	75,000	50,625
GulfMark Offshore, Inc., 7.75%, 07/15/2014	75,000	53,625
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014 ρ	135,000	88,425
Parker Drilling Co., 9.625%, 10/01/2013	44,000	34,320
PHI, Inc., 7.125%, 04/15/2013	130,000	79,950

		306,945

Oil, Gas & Consumable Fuels 8.0%
Chesapeake Energy Corp., 6.875%, 01/15/2016 ρ	255,000	205,275
Delta Petroleum Corp., 7.00%, 04/01/2015	115,000	23,575
El Paso Corp.:
6.75%, 05/15/2009 ρ	25,000	24,768
7.00%, 06/15/2017 ρ	10,000	7,876
7.25%, 06/01/2018 ρ	5,000	3,994
7.42%, 02/15/2037 ρ	75,000	45,569
12.00%, 12/12/2013 ρ	25,000	24,625
Encore Acquisition Co., 6.00%, 07/15/2015 ρ	120,000	78,000
Exco Resources, Inc., 7.25%, 01/15/2011	155,000	121,675

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Ferrellgas Partners, LP, 6.75%, 05/01/2014 144A	$115,000	$79,925
Forest Oil Corp.:
7.25%, 06/15/2019 ρ	55,000	40,425
7.25%, 06/15/2019 144A	65,000	47,775
Frontier Oil Corp., 6.625%, 10/01/2011 ρ	50,000	45,500
Newfield Exploration Co.:
6.625%, 04/15/2016 ρ	65,000	52,000
7.125%, 05/15/2018	70,000	55,650
Peabody Energy Corp.:
5.875%, 04/15/2016	225,000	192,375
7.875%, 11/01/2026 ρ	95,000	78,850
Petrohawk Energy Corp., 7.875%, 06/01/2015 144A	175,000	130,375
Plains Exploration & Production Co., 7.625%, 06/01/2018 ρ	110,000	75,900
Quicksilver Resources, Inc., 8.25%, 08/01/2015 ρ	30,000	19,200
Range Resources Corp.:
7.25%, 05/01/2018	20,000	16,800
7.50%, 10/01/2017	10,000	8,550
Sabine Pass LNG, LP, 7.25%, 11/30/2013 ρ	240,000	176,400
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	20,000	11,200
Southwestern Energy Co., 7.50%, 02/01/2018 144A	40,000	35,200
Stallion Oilfield Services, Ltd., 9.75%, 02/01/2015 144A	45,000	11,925
Tesoro Corp.:
6.50%, 06/01/2017	175,000	96,906
6.625%, 11/01/2015 ρ	5,000	2,925
Williams Cos., 8.125%, 03/15/2012 ρ	105,000	97,256

		1,810,494

FINANCIALS 13.1%
Capital Markets 1.1%
E*TRADE Financial Corp.:
8.00%, 06/15/2011 ρ	5,000	2,300
12.50%, 11/30/2017 144A	69,062	33,495
12.50%, 11/30/2017	10,625	5,153
Goldman Sachs Group, Inc., 6.15%, 04/01/2018 ρ	113,000	108,776
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	25,000	2,500
Morgan Stanley:
6.625%, 04/01/2018	100,000	87,874
FRN, 5.23%, 10/15/2015	25,000	17,150

		257,248

Consumer Finance 9.7%
CCH II Capital Corp., 10.25%, 09/15/2010 ρ	190,000	88,350
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	400,000	340,009

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
Ford Motor Credit Co., LLC:
5.80%, 01/12/2009 ρ	$115,000	$114,675
9.75%, 09/15/2010 ρ	85,000	68,024
General Electric Capital Corp.:
5.875%, 01/14/2038	70,000	68,755
6.15%, 08/07/2037 ρ	30,000	30,179
General Motors Acceptance Corp., LLC:
5.625%, 05/15/2009 ρ	120,000	115,326
5.85%, 01/14/2009 ρ	255,000	253,339
6.75%, 12/01/2014 144A	15,000	10,317
6.875%, 08/28/2012 144A	389,000	298,814
7.50%, 12/31/2013 144A ☐	102,000	74,460
7.75%, 01/19/2010	110,000	98,130
8.00%, 12/31/2018 144A ☐	77,000	38,500
8.00%, 11/01/2031 144A	107,000	63,716
FRN, 3.40%, 05/15/2009	260,000	248,625
International Lease Finance Corp.:
4.375%, 11/01/2009	15,000	13,154
4.75%, 07/01/2009	20,000	18,623
4.875%, 09/01/2010	45,000	35,288
5.75%, 06/15/2011	33,000	24,079
6.375%, 03/15/2009 ρ	30,000	28,803
Sprint Capital Corp., 6.875%, 11/15/2028	255,000	152,033

		2,183,199

Diversified Financial Services 0.9%
Leucadia National Corp.:
7.125%, 03/15/2017	20,000	14,950
8.125%, 09/15/2015	245,000	197,838

		212,788

Real Estate Investment Trusts (REITs) 1.1%
Host Marriott Corp.:
7.125%, 11/01/2013 ρ	45,000	36,450
Ser. Q, 6.75%, 06/01/2016 ρ	45,000	33,075
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	170,000	138,550
Ventas, Inc., 7.125%, 06/01/2015	55,000	43,312

		251,387

Thrifts & Mortgage Finance 0.3%
Residential Capital, LLC, 8.50%, 05/15/2010 144A	105,000	58,275

HEALTH CARE 2.5%
Health Care Equipment & Supplies 0.2%
Biomet, Inc., 11.625%, 10/15/2017 ρ	40,000	34,400

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 2.3%
HCA, Inc.:
7.875%, 02/01/2011 ρ	$60,000	$53,100
8.75%, 09/01/2010 ρ	55,000	53,075
9.25%, 11/15/2016 ρ	170,000	156,400
9.625%, 11/15/2016 ρ	70,000	54,775
Humana, Inc., 7.20%, 06/15/2018	80,000	64,437
Omnicare, Inc., 6.125%, 06/01/2013	155,000	130,975
Symbion, Inc., 11.00%, 08/23/2015	25,652	10,389

		523,151

INDUSTRIALS 6.8%
Aerospace & Defense 3.0%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	55,000	49,775
DAE Aviation Holdings, 11.25%, 08/01/2015 144A	5,000	2,075
DRS Technologies, Inc.:
6.625%, 02/01/2016	85,000	85,425
7.625%, 02/01/2018	20,000	20,100
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	460,000	416,300
6.375%, 10/15/2015 ρ	5,000	4,700
Sequa Corp.:
11.75%, 12/01/2015 144A	5,000	1,925
13.50%, 12/01/2015 144A	22,244	7,229
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	120,000	81,600

		669,129

Building Products 0.1%
Ply Gem Industries, Inc., 11.75%, 06/15/2013	30,000	16,350

Commercial Services & Supplies 2.0%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	135,000	111,657
9.25%, 05/01/2021	140,000	138,603
Geo Group, Inc., 8.25%, 07/15/2013	10,000	8,875
Mobile Mini, Inc., 6.875%, 05/01/2015	95,000	65,075
Toll Corp., 8.25%, 02/01/2011 ρ	135,000	124,200

		448,410

Machinery 0.7%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	354,000	168,150

Road & Rail 0.7%
Hertz Global Holdings, Inc., 8.875%, 01/01/2014 ρ	5,000	3,100
Kansas City Southern:
7.50%, 06/15/2009	105,000	105,788
13.00%, 12/15/2013 ρ	60,000	60,450

		169,338

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Trading Companies & Distributors 0.3%
Neff Corp., 10.00%, 06/01/2015	$5,000	$525
United Rentals, Inc., 6.50%, 02/15/2012	90,000	71,550

		72,075

INFORMATION TECHNOLOGY 2.3%
Communications Equipment 0.3%
EchoStar Corp.:
6.625%, 10/01/2014	45,000	37,687
7.125%, 02/01/2016 ρ	15,000	12,600
7.75%, 05/31/2015	35,000	29,925

		80,212

Electronic Equipment, Instruments & Components 1.3%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	40,000	35,400
Jabil Circuit, Inc., 8.25%, 03/15/2018	375,000	240,000
Sanmina-SCI Corp., 8.125%, 03/01/2016 ρ	40,000	15,800

		291,200

IT Services 0.5%
iPayment, Inc., 9.75%, 05/15/2014	60,000	30,300
Unisys Corp., 6.875%, 03/15/2010 ρ	155,000	73,625

		103,925

Semiconductors & Semiconductor Equipment 0.2%
Spansion, Inc.:
11.25%, 01/15/2016 144A	25,000	1,875
FRN, 5.33%, 06/01/2013 144A	255,000	47,175

		49,050

MATERIALS 6.2%
Chemicals 2.2%
Airgas, Inc., 7.125%, 10/01/2018 144A	5,000	4,287
ARCO Chemical Co.:
9.80%, 02/01/2020	190,000	21,850
10.25%, 11/01/2010	10,000	1,650
Huntsman, LLC:
7.375%, 01/01/2015 ρ	25,000	13,250
11.625%, 10/15/2010	100,000	87,750
Koppers Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	145,000	113,100
MacDermid, Inc., 9.50%, 04/15/2017 144A	62,000	32,550
Millenium America, Inc., 7.625%, 11/15/2026	155,000	5,425
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	45,000	19,350
10.875%, 12/01/2014	39,787	12,533
11.50%, 12/01/2016 ρ	15,000	4,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Mosaic Co.:
7.30%, 01/15/2028	$85,000	$66,663
7.625%, 12/01/2016 144A	105,000	84,116
Tronox Worldwide, LLC, 9.50%, 12/01/2012	210,000	22,050

		489,074

Construction Materials 0.9%
CPG International, Inc.:
10.50%, 07/01/2013	235,000	132,775
FRN, 9.90%, 07/01/2012	50,000	27,750
CRH America, Inc., 8.125%, 07/15/2018	30,000	21,692
Texas Industries, Inc., 7.25%, 07/15/2013 144A	35,000	27,212

		209,429

Containers & Packaging 1.1%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	35,000	15,400
Exopack Holding Corp., 11.25%, 02/01/2014	210,000	123,900
Graham Packaging Co., 8.50%, 10/15/2012 ρ	95,000	68,163
Graphic Packaging International, Inc., 8.50%, 08/15/2011 ρ	50,000	42,000

		249,463

Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014 ρ	30,000	27,028
8.25%, 04/01/2015 ρ	40,000	34,039
8.375%, 04/01/2017	205,000	168,333
Indalex Holdings Corp., 11.50%, 02/01/2014	150,000	17,625

		247,025

Paper & Forest Products 0.9%
Georgia Pacific Corp., 8.125%, 05/15/2011	40,000	37,800
International Paper Co., 7.95%, 06/15/2018 ρ	155,000	122,693
Verso Paper Holdings, LLC:
9.125%, 08/01/2014 ρ	50,000	20,000
11.375%, 08/01/2016	105,000	32,025

		212,518

TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 1.8%
Citizens Communications Co., 7.875%, 01/15/2027	65,000	38,025
Qwest Corp.:
6.50%, 06/01/2017	60,000	44,700
7.50%, 06/15/2023	45,000	31,725

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Qwest Corp.:
7.875%, 09/01/2011 ρ	$195,000	$180,375
8.875%, 03/15/2012 ρ	85,000	79,050
West Corp., 9.50%, 10/15/2014	35,000	19,425

		393,300

Wireless Telecommunication Services 2.3%
Centennial Communications Corp., 8.125%, 02/01/2014	155,000	158,100
Cricket Communications, Inc., 9.375%, 11/01/2014 ρ	95,000	85,975
MetroPCS Communications, Inc., 9.25%, 11/01/2014 ρ	155,000	139,500
Sprint Nextel Corp.:
6.90%, 05/01/2019 ρ	15,000	10,668
Ser. D, 7.375%, 08/01/2015 ρ	185,000	77,735
Ser. E, 6.875%, 10/31/2013 ρ	115,000	48,900

		520,878

UTILITIES 8.0%
Electric Utilities 6.4%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	210,000	207,900
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	447,000	451,786
CMS Energy Corp., 8.50%, 04/15/2011 ρ	20,000	19,796
Edison Mission Energy, 7.00%, 05/15/2017 ρ	5,000	4,375
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	55,000	39,325
11.25%, 11/01/2017 144A	110,000	53,900
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	63,329	58,263
Mirant North America, LLC, 7.375%, 12/31/2013	230,000	221,950
NRG Energy, Inc., 7.375%, 02/01/2016	175,000	163,187
Orion Power Holdings, Inc., 12.00%, 05/01/2010	200,000	201,000
Public Service Company of New Mexico, 7.95%, 04/01/2015	25,000	20,375

		1,441,857

Independent Power Producers & Energy Traders 1.5%
AES Corp., 8.00%, 06/01/2020 144A	45,000	35,100
Dynegy Holdings, Inc., 7.50%, 06/01/2015	5,000	3,525
Reliant Energy, Inc.:
6.75%, 12/15/2014	285,000	257,925
7.625%, 06/15/2014 ρ	30,000	25,050
7.875%, 06/15/2017 ρ	15,000	12,225

		333,825

Multi-Utilities 0.1%
PNM Resources, Inc., 9.25%, 05/15/2015	25,000	20,000

Total Corporate Bonds (cost $19,162,162)		14,025,873

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

DEPOSITORY SHARES 0.1%
FINANCIALS 0.1%
Diversified Financial Services 0.1%
JPMorgan Chase & Co., 7.90%, 12/31/2049 ρ (cost $19,802)	$25,000	$20,851

YANKEE OBLIGATIONS – CORPORATE 10.1%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	5,000	4,675

ENERGY 2.4%
Energy Equipment & Services 0.6%
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	250,000	151,250

Oil, Gas & Consumable Fuels 1.8%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	90,000	36,450
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016 144A	545,000	185,300
9.50%, 12/01/2016	100,000	32,662
OPTI Canada, Inc.:
7.875%, 12/15/2014	220,000	113,300
8.25%, 12/15/2014 ρ	60,000	32,700

		400,412

FINANCIALS 2.0%
Consumer Finance 0.6%
Avago Technologies Finance, Ltd., FRN, 7.70%, 06/01/2013	60,000	48,075
Petroplus Finance, Ltd.:
6.75%, 05/01/2014 144A	40,000	25,600
7.00%, 05/01/2017 144A	10,000	6,150
Virgin Media Finance plc:
8.75%, 04/15/2014 ρ	5,000	3,775
9.125%, 08/15/2016	55,000	40,975

		124,575

Diversified Financial Services 1.4%
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	350,000	204,750
FRN:
6.20%, 09/01/2011 144A	25,000	15,375
6.20%, 09/01/2011	15,000	9,225
Ship Finance International, Ltd., 8.50%, 12/15/2013 ρ	130,000	92,950

		322,300

INDUSTRIALS 1.8%
Road & Rail 1.8%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	210,000	172,872
9.375%, 05/01/2012	255,000	234,600

		407,472

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Nortel Networks Corp., FRN, 9.00%, 07/15/2011	$90,000	$22,950

MATERIALS 1.9%
Metals & Mining 1.8%
Evraz Group SA:
8.875%, 04/24/2013 ρ 144A	60,000	30,900
9.50%, 04/24/2018 ρ 144A	125,000	63,125
Novelis, Inc., 7.25%, 02/15/2015	335,000	195,975
Vedanta Resources plc, 9.50%, 07/18/2018 144A	195,000	102,375

		392,375

Paper & Forest Products 0.1%
Cascades, Inc., 7.25%, 02/15/2013	60,000	30,900

TELECOMMUNICATION SERVICES 1.8%
Wireless Telecommunication Services 1.8%
Inmarsat, plc, Step Bond, 10.375%, 11/15/2012 ††	70,000	62,388
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	130,000	120,900
8.875%, 01/15/2015 144A	45,000	41,175
Telesat Canada, Inc., 11.00%, 11/01/2015 144A	110,000	79,200
Vimpel Communications:
8.375%, 04/30/2013 ρ 144A	5,000	3,225
9.125%, 04/30/2018 144A	185,000	100,825

		407,713

UTILITIES 0.1%
Electric Utilities 0.1%
InterGen NV, 9.00%, 06/30/2017 144A	15,000	12,375

Total Yankee Obligations – Corporate (cost $3,552,117)		2,276,997

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 2.6%
FIXED-RATE 1.2%
Banc of America Comml. Mtge., Inc., Ser. 2007-04, Class A4, 5.74%, 02/10/2051	190,000	137,503
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	40,946	23,377
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	205,000	104,916

		265,796

FLOATING-RATE 1.4%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 3.22%, 09/25/2046	227,420	97,715
Ser. 2007-1, Class A1, 2.96%, 02/25/2047	42,540	14,299

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
Bear Stearns Securities Trust, Ser. 2007, Class AM, 5.92%, 06/11/2050	$195,000	$97,804
Lehman XS Trust, Ser. 2006-18N, Class A5A, 0.64%, 12/25/2036	250,000	41,177
MASTR Adjustable Rate Mtge. Trust, Ser. 2006-OA2, Class 4A1B, 3.68%, 12/25/2046	92,366	29,630
Washington Mutual, Inc. Mtge. Pass-Through Cert., Ser. 2006-AR09, Class 2A, 3.10%, 11/25/2046	82,762	30,188

		310,813

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $878,917)		576,609

	Shares	Value

COMMON STOCKS 0.6%
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Alpha Natural Resources, Inc. * ρ	408	6,606
Chesapeake Energy Corp. ρ	625	10,106
Frontier Oil Corp. ρ	1,082	13,666
Newfield Exploration Co. ρ	293	5,787
Pioneer Natural Resources Co. ρ	230	3,721

		39,886

INDUSTRIALS 0.1%
Aerospace & Defense 0.0%
L-3 Communications Holdings, Inc.	86	6,345

Construction & Engineering 0.1%
KBR, Inc. ρ	1,282	19,486

INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.0%
Cisco Systems, Inc. *	402	6,553

Electronic Equipment, Instruments & Components 0.0%
Jabil Circuit, Inc. ρ	279	1,883

Software 0.1%
Microsoft Corp.	689	13,394

MATERIALS 0.2%
Chemicals 0.1%
Mosaic Co. ρ	557	19,272

Metals & Mining 0.1%
AK Steel Holding Corp. ρ	1,047	9,758
Freeport-McMoRan Copper & Gold, Inc.	406	9,923

		19,681

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Sprint Nextel Corp. ρ	1,623	$2,970

Total Common Stocks (cost $160,824)		129,470

PREFERRED STOCKS 0.1%
FINANCIALS 0.1%
Diversified Financial Services 0.1%
Preferred Blocker, Inc. (GMAC), 9.00% 144A (cost $22,373)	111	22,200

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * ☐ + (cost $10,603)	50	0

	Principal
	Amount	Value

LOANS 5.9%
CONSUMER DISCRETIONARY 2.5%
Fontainebleau Resorts, LLC, N/A, 06/06/2014 <	$116,996	30,211
Ford Motor Co., FRN, 5.00%, 12/15/2013	139,163	56,773
General Motors Corp., FRN, 5.80%, 11/29/2013	149,619	66,971
Greektown Casino, LLC, FRN, 5.00%, 12/03/2012 <	40,000	17,222
Idearc, Inc., FRN:
1.97%, 11/17/2014	104,557	31,367
2.47%-3.46%, 11/13/2013	15,000	4,843
Ion Media Networks, Inc., FRN, 8.07%, 01/15/2012	235,000	76,375
Metaldyne Corp., FRN:
7.88%, 01/11/2014	347,845	100,875
8.31%-9.22%, 01/11/2012	51,153	14,835
Newsday, LLC, 9.75%, 07/15/2013	90,000	72,123
Tropicana Entertainment, LLC, FRN, 6.50%, 01/03/2012 <	375,000	90,004

		561,599

CONSUMER STAPLES 0.3%
Merisant Co., FRN, 6.92%, 01/11/2010	109,570	60,265

ENERGY 0.6%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	50,000	38,948
Saint Acquisition Corp., FRN, 4.69%-6.50%, 06/05/2014 <	110,000	38,922
Semgroup Energy Partners, N/A, 07/20/2012 <	65,000	48,736

		126,606

FINANCIALS 0.1%
Realogy Corp., FRN:
5.71%, 09/01/2014	31,436	17,626
6.78%, 09/01/2014	8,463	4,745

		22,371

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

LOANS continued
INDUSTRIALS 0.4%
Clarke American Corp., FRN, 2.96%-6.38%, 02/28/2014	$93,468	$48,645
Neff Corp., FRN, 5.40%, 11/30/2014	275,000	53,625

		102,270

INFORMATION TECHNOLOGY 0.2%
Activant Solutions, Inc., FRN, 6.06%-6.25%, 05/02/2013	48,286	28,628
iPayment, Inc., N/A, 05/10/2013 <	69,899	29,586

		58,214

MATERIALS 1.8%
Abitibi Consolidated Co. of Canada, FRN, 11.50%, 03/31/2009	141,768	92,149
Boise Paper Holdings, LLC, FRN, 9.25%, 02/15/2015	50,000	17,531
Georgia Pacific Corp., FRN, 2.58%-4.19%, 12/22/2012	27,912	21,328
Graham Packaging Co., N/A, 10/07/2011 <	34,911	24,303
Lyondell Chemical Co., FRN, 7.00%, 12/20/2014	543,784	245,171

		400,482

Total Loans (cost $2,682,252)		1,331,807

	Shares	Value

CLOSED END MUTUAL FUND SHARES 9.6%
BlackRock Floating Rate Income Strategies Fund, Inc.	1,843	16,145
BlackRock High Income Shares	84,777	99,189
BlackRock Limited Duration Income Trust	4,803	51,536
Credit Suisse Asset Management Income Fund, Inc. ρ	44,476	102,295
Dreyfus High Yield Strategies Fund	124,989	278,725
DWS High Income Trust	30,907	89,630
DWS Multi-Market Income Trust	13,975	79,937
DWS Strategic Income Trust	3,098	24,753
Eaton Vance Limited Duration Income Trust	55,389	547,797
ING Prime Rate Trust ρ	83,767	274,756
LMP Corporate Loan Fund, Inc.	17,985	109,888
Morgan Stanley High Yield Fund	19,025	72,105
New America High Income Fund, Inc.	208,375	187,538
Nuveen Floating Rate Income Fund	3,462	20,911
Pimco Floating Rate Income Fund	1,957	13,953
Prudential High Yield Income Fund, Inc. ρ	20,799	64,477
Van Kampen Senior Income Trust	11,577	29,637
Wellington High Yield Plus Fund, Inc. ρ	28,178	56,074
Western Asset Global High Income Fund, Inc.	7,741	56,277

Total Closed End Mutual Fund Shares (cost $2,231,212)		2,175,623

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

SHORT-TERM INVESTMENTS 26.5%
MUTUAL FUND SHARES 26.5%
Evergreen Institutional Money Market Fund, Class I, 1.53% ## q ø	1,231,571	$1,231,571
State Street Navigator Securities Lending Prime Portfolio, 2.14% ρρ §	4,755,894	4,755,894

Total Short-Term Investments (cost $5,987,465)		5,987,465

Total Investments (cost $34,832,398) 118.2%		26,667,529
Other Assets and Liabilities (18.2%)		(4,109,570)

Net Assets 100.0%		$22,557,959

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.
ρ	All or a portion of this security is on loan.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

††	The rate shown is the stated rate at the current period end.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

*	Non-income producing security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
<	All or a portion of the position represents an unfunded loan commitment. A coupon of “N/A” is indicated when the position is entirely unfunded.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
§	Rate shown is the 1-day annualized yield at period end.

Summary of Abbreviations

FRN	Floating Rate Note
MASTR	Mortgage Asset Securitization Transactions, Inc.

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2008
(unaudited)*:

AAA	18.0%
AA	0.9%
A	0.8%
BBB	5.3%
BB	34.5%
B	30.9%
CCC	6.3%
Less than CCC	2.2%
NR	1.1%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

The following table shows the percent of total investments based on effective maturity as of December 31, 2008 (unaudited)*:

Less than 1 year	20.6%
1 to 3 year(s)	14.0%
3 to 5 years	18.7%
5 to 10 years	39.4%
10 to 20 years	3.7%
20 to 30 years	2.0%
Greater than 30 years	1.6%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $33,600,827) including $4,673,165 of securities loaned	$25,435,958
Investments in affiliated money market fund, at value (cost $1,231,571)	1,231,571

Total investments	26,667,529
Cash	145,263
Receivable for securities sold	298,342
Dividends and interest receivable	592,662
Receivable for securities lending income	3,390
Premiums paid on credit default swap transactions	110,096
Unrealized gains on credit default swap transactions	62,700
Receivable from investment advisor	268
Prepaid expenses and other assets	1,692

Total assets	27,881,942

Liabilities
Payable for securities purchased	282,406
Payable for Fund shares redeemed	24,547
Unrealized losses on credit default swap transactions	28,948
Premiums received on credit default swap transactions	206,334
Payable for securities on loan	4,755,894
Distribution Plan expenses payable	229
Due to other related parties	299
Accrued expenses and other liabilities	25,326

Total liabilities	5,323,983

Net assets	$22,557,959

Net assets represented by
Paid-in capital	$41,422,297
Undistributed net investment income	39,711
Accumulated net realized losses on investments	(10,772,932)
Net unrealized losses on investments	(8,131,117)

Total net assets	$22,557,959

Net assets consists of
Class 1	$5,768,271
Class 2	16,789,688

Total net assets	$22,557,959

Shares outstanding (unlimited number of shares authorized)
Class 1	922,989
Class 2	2,688,430

Net asset value per share
Class 1	$6.25
Class 2	$6.25

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Interest (net of foreign withholding taxes of $192)	$3,179,113
Dividends	106,946
Securities lending	24,774
Income from affiliate	19,675

Total investment income	3,330,508

Expenses
Advisory fee	157,303
Distribution Plan expenses	58,974
Administrative services fee	31,460
Transfer agent fees	150
Trustees’ fees and expenses	4,134
Printing and postage expenses	34,186
Custodian and accounting fees	62,861
Professional fees	29,525
Other	3,348

Total expenses	381,941
Less: Expense reductions	(1,523)
Fee waivers	(33,410)

Net expenses	347,008

Net investment income	2,983,500

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(4,583,943)
Foreign currency related transactions	(14,341)
Credit default swap transactions	22,491

Net realized losses on investments	(4,575,793)
Net change in unrealized gains or losses on investments	(7,004,327)

Net realized and unrealized gains or losses on investments	(11,580,120)

Net decrease in net assets resulting from operations	$(8,596,620)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$2,983,500		$2,840,946
Net realized losses on investments		(4,575,793)		(466,906)
Net change in unrealized gains or losses on investments		(7,004,327)		(1,361,711)

Net increase (decrease) in net assets resulting from operations		(8,596,620)		1,012,329

Distributions to shareholders from
Net investment income
Class 1		(779,449)		(687,407)
Class 2		(2,164,668)		(2,027,112)
Tax basis return of capital
Class 1		0		(26,912)
Class 2		0		(80,863)

Total distributions to shareholders		(2,944,117)		(2,822,294)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	3,286	26,908	22,422	239,529
Class 2	29,167	228,565	99,261	1,049,468

		255,473		1,288,997

Net asset value of shares issued in reinvestment of distributions
Class 1	134,853	779,449	72,214	714,319
Class 2	374,510	2,164,668	213,537	2,107,975

		2,944,117		2,822,294

Payment for shares redeemed
Class 1	(143,321)	(1,260,572)	(134,694)	(1,429,527)
Class 2	(571,161)	(5,147,916)	(299,058)	(3,156,719)

		(6,408,488)		(4,586,246)

Net decrease in net assets resulting from capital share transactions		(3,208,898)		(474,955)

Total decrease in net assets		(14,749,635)		(2,284,920)
Net assets
Beginning of period		37,307,594		39,592,514

End of period		$22,557,959		$37,307,594

Undistributed net investment income		$39,711		$5,410

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA High Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment

NOTES TO FINANCIAL STATEMENTS continued

for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Credit default swaps

The Fund may enter into credit default swap contracts to provide a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to

NOTES TO FINANCIAL STATEMENTS continued

make under the credit default swap contract would be an amount equal to the notional amount of the swap contract.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

NOTES TO FINANCIAL STATEMENTS continued

k. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and interest on defaulted debt. During the year ended December 31, 2008, the following amounts were reclassified:

Paid-in capital	$(2,462,806)
Undistributed net investment income	(5,082)
Accumulated net realized losses on investments	2,467,888

l. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.50% and declining to 0.45% as average daily net assets increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreements between EIMC and the Fund’s sub-advisors would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreements with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $33,410.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $134 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2008:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$116,801	$29,835,412	$117,419	$32,592,283

NOTES TO FINANCIAL STATEMENTS continued

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$8,292,558	$0
Level 2 – Other Significant Observable Inputs	18,374,971	33,752
Level 3 – Significant Unobservable Inputs	0	0

Total	$26,667,529	$33,752

*	Other financial instruments include swap contracts.

As of December 31, 2008, the Fund had unfunded loan commitments of $295,410.

During the year ended December 31, 2008, the Fund loaned securities to certain brokers. At December 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $4,673,165 and $4,755,894, respectively.

The Fund has adopted FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45. The amendments require disclosures for sellers of credit derivatives and the current status of the payment/performance risk of a guarantee which have been incorporated in the following tables and Note 2h. The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

NOTES TO FINANCIAL STATEMENTS continued

At December 31, 2008, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/20/2013	Deutsche	Expedia, Inc.,	BB	$65,000	3.50%	Quarterly	$7,760	$0	$7,760
	Bank	7.46%,
		08/15/2018#
12/20/2013	JPMorgan@	Expedia, Inc.,	BB	35,000	5.35%	Quarterly	1,758	0	1,758
		7.46%,
		08/15/2018#
12/20/2013	Goldman	Humana, Inc.,	BBB	60,000	3.75%	Quarterly	(355)	0	(355)
	Sachs	6.30%
		08/01/2018##
12/20/2013	Goldman	Sun	BB+	65,000	1.55%	Quarterly	2,107	0	2,107
	Sachs	Microsystems,
		Inc., 0.75%,
		02/01/2014#
12/20/2013	UBS	Motorola, Inc.,	BB+	20,000	3.07%	Quarterly	2,407	0	2,407
		6.50%,
		09/01/2025#
12/20/2013	UBS	Motorola, Inc.,	BB+	35,000	2.58%	Quarterly	4,862	0	4,862
		6.50%,
		09/01/2025#
12/20/2013	UBS	Pulte Homes,	BB	40,000	2.43%	Quarterly	1,235	0	1,235
		Inc., 5.25%,
		01/15/2014##
12/20/2013	UBS	Pulte Homes,	BB	65,000	2.45%	Quarterly	1,953	0	1,953
		Inc., 5.25%,
		01/15/2014##
03/20/2014	Credit	Sun	BB+	45,000	2.40%	Quarterly	(251)	0	(251)
	Suisse	Microsystems,
		Inc., 0.75%,
		02/01/2014#

*

A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.
@	As of December 31, 2008, the net asset value trigger level with the counterparty was reached. The counterparty was notified and opted to waive its rights to set a termination date.

NOTES TO FINANCIAL STATEMENTS continued

Credit default swaps on debt obligations – Sell protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

09/20/2013	Deutsche	General	AAA	$25,000	4.00%	Quarterly	$ 261	$0	$ 261
	Bank	Electric,
		6.00%,
		06/15/2012#
12/20/2013	Citibank	General	AAA	40,000	6.65%	Quarterly	4,899	0	4,899
		Electric,
		6.00%,
		06/15/2012#
12/20/2013	Goldman	General	AAA	30,000	4.50%	Quarterly	1,016	0	1,016
	Sachs	Electric,
		6.00%,
		06/15/2012#

Credit default swaps on an index – Buy protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*†	Notional Amount	Fixed Payments Made	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/20/2013	Bank of	Dow Jones	B	$100,000	5.00%	Quarterly	$19,938	$27,188	$(7,250)
	America	CDX, North
		America
		HY.11##
12/20/2013	Credit	Dow Jones	B	5,000	5.00%	Quarterly	996	1,336	(340)
	Suisse	CDX, North
		America
		HY.11##
12/20/2013	Deutsche	Dow Jones	BB	175,000	3.35%	Quarterly	26,246	35,063	(8,817)
	Bank	CDX,
		EM.10##
12/20/2013	Deutsche	Dow Jones	B	75,000	5.00%	Quarterly	14,637	19,137	(4,500)
	Bank	CDX,
		North America,
		HY.11##
12/20/2013	Goldman	Dow Jones	B	100,000	5.00%	Quarterly	19,937	27,372	(7,435)
	Sachs	CDX,
		North America,
		HY.11##

*

A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

†	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.

NOTES TO FINANCIAL STATEMENTS continued

Credit default swaps on an index – Sell protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*†	Notional Amount	Fixed Payments Received	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2013	Deutsche	Dow Jones	B	$ 68,600	3.25%	Quarterly	$(14,172)	$ (18,433)	$ 4,261
	Bank	LCDX,
		North America,
		10.V2 Index##
06/20/2013	JPMorgan@	Dow Jones	B	543,900	3.25%	Quarterly	(108,537)	(122,944)	14,407
		LCDX,
		North America,
		10.V3 Index##
12/13/2049	Goldman	Markit	AAA	165,000	0.08%	Monthly	(49,183)	(64,957)	15,774
	Sachs	CMBX,
		North
		America,
		Index AAA.3#

*

A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

†	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.
@	As of December 31, 2008, the net asset value trigger level with the counterparty was reached. The counterparty was notified and opted to waive its rights to set a termination date.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $35,084,175. The gross unrealized appreciation and depreciation on securities based on tax cost was $390,106 and $8,806,752, respectively, with a net unrealized depreciation of $8,416,646.

As of December 31, 2008, the Fund had $8,639,943 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2009	2010	2011	2013	2014	2015	2016

$4,170,025	$11,033	$972,780	$37,216	$641,232	$284,682	$2,522,975

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October losses of $1,881,212.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$74,045	$8,416,646	$10,521,155	$(582)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$2,944,117	$2,714,519
Return of Capital	0	107,775

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

EIMC is conducting an internal review to determine whether the Fund participated in transactions with other clients of EIMC that were effected through intermediaries rather than in accordance with the Fund’s procedures under Rule 17a-7 under the 1940 Act. EIMC has agreed to reimburse the Fund the amount of any commissions or mark-ups paid by the Fund in connection with any such transactions that are found to have occurred. The Fund continues to review this matter and will consider whether other amounts may be payable to the Fund in respect of any such transactions that are found to have occurred.

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA High Income Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA High Income Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil provided. The Trustees formed small groups to review individual funds in greater detail.

ADDITIONAL INFORMATION (unaudited) continued

In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and

ADDITIONAL INFORMATION (unaudited) continued

quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Merrill Lynch High Yield Master Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three- and five-year periods ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that changes to the Fund’s portfolio management team had recently been implemented and that the new portfolio manager’s performance record with the Fund may be too short to draw definitive conclusions; however, the Trustees noted that the Fund’s relative performance had improved since the change in the Fund’s portfolio management team.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were

ADDITIONAL INFORMATION (unaudited) continued

higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was near the average and the median of the management fees paid by the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that

ADDITIONAL INFORMATION (unaudited) continued

would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•	Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational

ADDITIONAL INFORMATION (unaudited) continued

stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

560860 rv6 02/2009

Item 2 – Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 – Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the nine series of the Registrant’s annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007
Audit fees	$226,600	$203,000
Audit-related fees	0	0
Tax fees (1)	8,227	4,800
Non-audit fees (2)	936,736	1,169,005
All other fees	0	0

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I.   Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II.   Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III.   Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV.   Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V.   Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI.   All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII.   Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.   Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX.   Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chairman of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The following are changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

The Registrant's valuation controls and monitoring controls over valuations were strengthened during the period to include the following.

In cases where a security is valued using models developed or applied internally by a portfolio manager, the portfolio manager's supervisor will review and approve the model before its use. Further, representatives of the Registrant's advisor will periodically sample test the operating effectiveness of these models and the values generated and will provide the results to the adviser's senior management

The Valuation Committee that is responsible for monitoring the valuation of the Registrant's investments added to its membership the Chief Investment Officer of the Registrant's advisor (the "CIO").  The CIO has extensive experience with and knowledge of fixed income investments.  The CIO co-chairs the Valuation Committee.

The Valuation Committee receives additional comparison vendor reporting for cases where a change is made in the pricing vendor for a particular security at the request of the portfolio management team.  The Valuation Committee considers the reasons for and the appropriateness of these changes.

Representatives of the Registrant's advisor have increased the frequency with which they run tests that compare the fair value provided by a pricing vendor used for a particular investment with inputs from one or more other pricing vendors, when available.  Results are shared with portfolio management to determine if price challenges or other measures may be appropriate.

Additional training and education was provided to individuals performing subsequent sales testing and additional levels of review and reporting were added for situations where the price at which a particular investment is sold deviates by more than a certain amount from the price at which the investment was valued prior to its sale.

Item 12 – Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust

By: _______________________
       W. Douglas Munn
       Principal Executive Officer

Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
       W. Douglas Munn
       Principal Executive Officer

Date: March 10, 2009

By: ________________________
       Jeremy DePalma
       Principal Financial Officer

Date: March 10, 2009